                                                                     EXHIBIT 4.1







                       AMERICAN INTERNATIONAL GROUP, INC.



               Zero Coupon Convertible Senior Debentures Due 2031
           ----------------------------------------------------------

                                    INDENTURE

                          Dated as of November  , 2001
           ----------------------------------------------------------

                              THE BANK OF NEW YORK,

                                   AS TRUSTEE
           ----------------------------------------------------------

           ...........................................................

                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

  Trust Indenture
    Act Section                                                                   Indenture Section
    -----------                                                                   -----------------
Section 310 (a) (1)             ........................................                 7.9
        (a) (2)                 ........................................                 7.9
        (a) (3)                 ........................................           Not Applicable
        (a) (4)                 ........................................           Not Applicable
        (b)                     ........................................                 7.9
Section 311(a)                  ........................................                 7.10
        (b)                     ........................................                 7.10
Section 312(a)                  ........................................                 2.5
        (b)                     ........................................                12.3
        (c)                     ........................................                12.3
Section 313(a)                  ........................................                 7.5
        (b)                     ........................................                 7.5
        (c)                     ........................................                 7.5
        (d)                     ........................................                 7.5
Section 314(a)                  ........................................                 4.2
        (a) (4)                 ........................................                 4.3
        (b)                     ........................................           Not Applicable
        (c) (1)                 ........................................                12.4(1)
        (c) (2)                 ........................................                12.4(2)
        (c) (3)                 ........................................           Not Applicable
        (d)                     ........................................           Not Applicable
        (e)                     ........................................                12.5
Section 315(a)                  ........................................                 7.1(b)
        (b)                     ........................................                 6.1
        (c)                     ........................................                 7.1(a)
        (d)                     ........................................                 7.1(c)
        (e)                     ........................................                 6.11

--------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

  Trust Indenture
    Act Section                                                                   Indenture Section
    -----------                                                                   -----------------
Section 316(a)                  ........................................                 2.8
        (a)(1)(A)               ........................................                 6.5
        (a)(1)(B)               ........................................                 6.4
        (a)(2)                  ........................................           Not Applicable
        (b)                     ........................................                 6.7
        (c)                     ........................................                 1.5(e)
Section 317(a)(1)               ........................................                 6.8
        (a)(2)                  ........................................                 6.9
        (b)                     ........................................                 2.4
Section 318(a)                  ........................................                12.1

--------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                            Page
                                                                                                            ----
                                  ARTICLE ONE
                   DEFINITIONS AND INCORPORATION BY REFERENCE

   Section 1.1            Definitions...................................................................    1
   Section 1.2            Other Definitions.............................................................    5
   Section 1.3            Incorporation by Reference of Trust Indenture Act.............................    6
   Section 1.4            Rules of Construction.........................................................    6
   Section 1.5            Acts of Holders...............................................................    7

                                  ARTICLE TWO
                                 THE SECURITIES

   Section 2.1            Form and Dating...............................................................    8
   Section 2.2            Execution and Authentication..................................................    9
   Section 2.3            Registrar, Paying Agent and Conversion Agent .................................    9
   Section 2.4            Paying Agent to Hold Money and Securities in Trust............................   10
   Section 2.5            Securityholder Lists..........................................................   10
   Section 2.6            Transfer and Exchange.........................................................   10
   Section 2.7            Replacement Securities........................................................   11
   Section 2.8            Outstanding Securities; Determinations of Holders' Action.....................   13
   Section 2.9            Temporary Securities..........................................................   13
   Section 2.10           Cancellation..................................................................   14
   Section 2.11           Persons Deemed Owners.........................................................   14
   Section 2.12           Global Securities.............................................................   14
   Section 2.13           Calculations in Respect of Securities.........................................   17
   Section 2.14           CUSIP Numbers.................................................................   17

                                 ARTICLE THREE
                            REDEMPTION AND PURCHASES

   Section 3.1            Company's Right to Redeem; Notices to Trustee.................................   17
   Section 3.2            Selection of Securities to Be Redeemed........................................   17
   Section 3.3            Notice of Redemption..........................................................   18
   Section 3.4            Effect of Notice of Redemption................................................   19
   Section 3.5            Deposit of Redemption Price...................................................   19
   Section 3.6            Securities Redeemed in Part...................................................   19
   Section 3.7            Purchase of Securities by the Company at Option of the Holder.................   19
   Section 3.8            Company's Right to Elect Manner of Payment of Purchase Price for Payment .....   21
   Section 3.9            Effect of Purchase Notice.....................................................   25
   Section 3.10           Deposit of Purchase Price.....................................................   26
   Section 3.11           Securities Purchased in Part..................................................   27
   Section 3.12           Repayment to the Company......................................................   27

                                    ARTICLE
                                 FOUR COVENANTS

   Section 4.1            Payment of Securities.........................................................   27
   Section 4.2            SEC and Other Reports.........................................................   28
   Section 4.3            Compliance Certificate........................................................   28
   Section 4.4            Maintenance of Office or Agency...............................................   28
   Section 4.5            Tax Treatment of Securities...................................................   28
   Section 4.6            Calculation of accrued Original Issue Discount and Tax Original Issue
                          Discount......................................................................   28

                                  ARTICLE FIVE
                             SUCCESSOR CORPORATION

   Section 5.1            When Company May Merge or Transfer Assets.....................................   29

                                  ARTICLE SIX
                             DEFAULTS AND REMEDIES

   Section 6.1            Events of Default.............................................................   30
   Section 6.2            Acceleration..................................................................   31
   Section 6.3            Other Remedies................................................................   31
   Section 6.4            Waiver of Past Defaults.......................................................   31
   Section 6.5            Control by Majority...........................................................   32
   Section 6.6            Limitation on Suits...........................................................   32
   Section 6.7            Rights of Holders to Receive Payment..........................................   32
   Section 6.8            Collection Suit by Trustee....................................................   33
   Section 6.9            Trustee May File Proofs of Claim..............................................   33
   Section 6.10           Priorities....................................................................   33
   Section 6.11           Undertaking for Costs.........................................................   34
   Section 6.12           Waiver of Stay, Extension or Usury Laws.......................................   34

                                 ARTICLE SEVEN
                                    TRUSTEE

   Section 7.1            Duties of Trustee.............................................................   34
   Section 7.2            Rights of Trustee.............................................................   35
   Section 7.3            Individual Rights of Trustee..................................................   37
   Section 7.4            Trustee's Disclaimer..........................................................   37
   Section 7.5            Reports by Trustee to Holders.................................................   37
   Section 7.6            Compensation and Indemnity....................................................   37
   Section 7.7            Replacement of Trustee........................................................   38
   Section 7.8            Successor Trustee by Merger...................................................   38
   Section 7.9            Eligibility; Disqualification.................................................   38
   Section 7.10           Preferential Collection of Claims Against Company.............................   39

                                 ARTICLE EIGHT
                             DISCHARGE OF INDENTURE

   Section 8.1            Satisfaction and Discharge of Indenture.......................................   39
   Section 8.2            Application of Trust Money....................................................   40


                                  ARTICLE NINE
                                   AMENDMENTS

   Section 9.1            Without Consent of Holders....................................................   40
   Section 9.2            With Consent of Holders.......................................................   41
   Section 9.3            Compliance with Trust Indenture Act...........................................   42
   Section 9.4            Revocation and Effect of Consents, Waivers and Actions........................   42
   Section 9.5            Notation on or Exchange of Securities.........................................   42
   Section 9.6            Trustee to Sign Supplemental Indentures.......................................   42
   Section 9.7            Effect of Supplemental Indentures.............................................   43

                                  ARTICLE TEN
                                  CONVERSIONS

   Section 10.1           Conversion Privilege..........................................................   43
   Section 10.2           Conversion Procedure; Conversion Price; Fractional Shares.....................   44
   Section 10.3           Adjustment of Conversion Price for Common Stock...............................   46
   Section 10.4           Consolidation or Merger of the Company........................................   52
   Section 10.5           Notice of Adjustment..........................................................   53
   Section 10.6           Notice in Certain Events......................................................   53
   Section 10.7           Company To Reserve Stock: Registration; Listing...............................   54
   Section 10.8           Taxes on Conversion...........................................................   54
   Section 10.9           Company Determination Final...................................................   55
   Section 10.10          Responsibility of Trustee for Conversion Provisions...........................   55
   Section 10.11          Unconditional Right of Holders to Convert.....................................   55

                                 ARTICLE ELEVEN
                              CONTINGENT INTEREST

   Section 11.1           Contingent Interest...........................................................   55
   Section 11.2           Payment of Contingent Interest; Contingent Interest Rights Preserved..........   58
   Section 11.3           Contingent Interest: Conversion, Redemption or Purchase.......................   58
   Section 11.4           Defaulted Interest ...........................................................   59
   Section 11.5           Contingent Interest Notification .............................................   60

                                 ARTICLE TWELVE
                                 MISCELLANEOUS

   Section 12.1           Trust Indenture Act Controls..................................................   60
   Section 12.2           Notices.......................................................................   60
   Section 12.3           Communication by Holders with Other Holders...................................   61
   Section 12.4           Certificate and Opinion as to Conditions Precedent............................   61
   Section 12.5           Statements Required in Certificate or Opinion.................................   61
   Section 12.6           Separability Clause...........................................................   62
   Section 12.7           Legal Holidays................................................................   62
   Section 12.8           GOVERNING LAW.................................................................   62
   Section 12.9           No Recourse Against Others....................................................   62
   Section 12.10          Successors....................................................................   62
   Section 12.11          Effect of Headings and Table of Contents......................................   62
   Section 12.12          Multiple Originals............................................................   62

EXHIBIT A                  Form of Global Security
EXHIBIT B                  Form of Certificated Security

                  INDENTURE, dated as of November , 2001, between AMERICAN INTERNATIONAL GROUP, INC., a Delaware corporation ("Company"), and THE BANK OF NEW YORK, a New York banking corporation, as Trustee.

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's Zero Coupon Convertible Senior Debentures Due 2031:

                                  ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                  Section 1.1 Definitions.


                  "accrued" when used with respect to Original Issue Discount shall mean the amount of Original Issue Discount that has accrued on a Security
from its Issue Price based on a     % per annum interest rate compounded
semi-annually using a 360-day year composed of twelve 30-day months. The determination of the amount of accrued Original Issue Discount shall be made without reference to the payment of any contingent interest payable pursuant to Article Eleven.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of such board.

                  "Board Resolution" means a resolution of the Board of Directors.

                  "Business Day" means each day of the year, other than a Saturday or Sunday, on which banking institutions in The City of New York are not authorized or obligated by law or regulation to close.

                  "Capital Stock" for any corporation means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation.

                  "Certificated Securities" means Securities that are in the form of the Securities attached hereto as Exhibit B.

                  "Common Stock" includes any stock of any class of the Company that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and that is not subject to redemption by the Company. However, subject to the provisions of Section 10.4, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and that are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "Company" means the party named as the "Company" in the preamble to this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any two Officers.

                  "contingent interest" means interest that accrues and is payable as provided in Article Eleven.

                  "Conversion Price" means, as of any day, the sum of the Issue Price and the accrued Original Issue Discount divided by the number of shares of Common Stock then issuable upon conversion of a Security. Each $1,000 Principal Amount of Security is initially convertible into - shares of Common Stock.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 101 Barclay Street, New York, NY 10286, Attention: Corporate Trust Department, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Global Securities" means Securities that are in the form of the Securities attached hereto as Exhibit A, and that are registered in the register of Securities in the name of a Depositary or a nominee thereof.

                  "Holder" or "Securityholder" means a Person in whose name a Security is registered on the Registrar's books.

                  "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

                  "Issue Date" of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

                  "Issue Price" of any Security means, in connection with the original issuance of such Security, the initial issue price at which the Security is sold as set forth on the face of the Security.

                  "London Business Day" means each day on which dealings in United States dollars are transacted in the London interbank market.

                  "NYSE" means The New York Stock Exchange, Inc.

                  "Officer" means the Chairman of the Board, any Vice Chairman, the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, the Treasurer, the Controller, or the Secretary or any Assistant Treasurer or Assistant Secretary of the Company.

                  "Officers' Certificate" means a written certificate containing the information specified in Sections 12.4 and 12.5, signed in the name of the Company by any two Officers, and delivered to the Trustee. An Officers' Certificate given pursuant to Section 4.3 shall be signed by the principal executive, financial or accounting Officer of the Company but need not contain the information specified in Sections 12.4 and 12.5.

                  "Opinion of Counsel" means a written opinion containing the information specified in Sections 12.4 and 12.5, from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of, or counsel to, the Company or the Trustee.

                  "Original Issue Discount" of any Security means the difference between the Issue Price and the Principal Amount of the Security as set forth on the face of the Security.

                  "Person" means any individual, corporation, company, limited liability company, association, partnership, joint venture, association, joint-stock company, trust, business trust, unincorporated organization, or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.7 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Principal," "Principal Amount" or "principal amount" of a Security means the principal amount due at the final Stated Maturity of the Security as set forth on the face of the Security.

                  "Redemption Date" or "redemption date" shall mean the date specified in a notice of redemption on which the Securities may be redeemed in accordance with the terms of the Securities and this Indenture.

                  "Redemption Price" or "redemption price" shall have the meaning set forth in Section 6 of the Securities.

                  "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties at such time.

                  "Securities" means any of the Company's Zero Coupon Convertible Senior Debentures Due 2031 issued under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Securityholder" or "Holder" means a person in whose name a Security is registered on the Registrar's books.

                  "Stated Maturity", when used with respect to any Security or any installment of contingent interest thereon, means the date specified in such Security as the fixed date on which the Principal Amount, Redemption Price or Purchase Price of such Security or such installment of interest is due and payable.

                  "Subsidiary" means any corporation, partnership, limited liability company or business trust of which at least a majority of the Outstanding Voting Stock shall at the time directly or indirectly be owned or controlled by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

                  "Tax Original Issue Discount" means the amount of ordinary interest income on a Security that must be accrued as original issue discount for United States federal income tax purposes pursuant to Treasury Regulation
Section 1.1275-4.

                  "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

                  "Trading Day" means a day during which trading in the shares of Common Stock occurs regular way on the NYSE or, if the shares of Common Stock are not listed on the NYSE, on the principal other national or regional securities exchange on which the shares of Common Stock are then listed or, if the shares of Common Stock are not listed on a national or regional securities exchange, as reported on the Nasdaq or, if the shares of Common Stock are not so quoted, on the principal other market on which the shares of Common Stock are then traded.

                  "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

                  "Voting Stock" of a Person means Capital Stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                  Section 1.2 Other Definitions.


                  Term Section:                                                    Defined in:
                  "Act"........................................................    1.5
                  "Agent"......................................................    11.1(2)
                  "Agent Members"..............................................    2.12(b)
                  "cash".......................................................    3.8(a)
                  "Common Stock Record Date"...................................    11.1
                  "Company Notice".............................................    3.8(d)
                  "Company Notice Date"........................................    3.8(b)
                  "Contingent Interest Payment Date"...........................    11.2
                  "Contingent Interest Record Date"............................    11.2
                  "Conversion Agent"...........................................    2.3
                  "Current Market Price".......................................    10.3(f)
                  "Defaulted Interest".........................................    11.4
                  "Depositary".................................................    2.1(a)
                  "distributed assets".........................................    10.3(d)
                  "Downside Contingent Interest"...............................    11.1
                  "DTC"........................................................    2.1(a)
                  "Event of Default"...........................................    6.1
                  "Ex-Dividend Time"...........................................    10.1
                  "Fair Market Value"..........................................    10.3(f)
                  "Legal Holiday"..............................................    12.7
                  "LIBOR"......................................................    11.1
                  "Market Price"...............................................    3.8(c)
                  "Non-Electing Share".........................................    10.4
                  "Notice of Default"..........................................    6.1

                  "Outstanding"................................................    2.8
                  "Paying Agent"...............................................    2.3
                  "Per Share Distribution Amount"..............................    10.3(e)
                  "Protected Purchaser"........................................    3.7
                  "Purchase Date"..............................................    3.7
                  "Purchase Notice"............................................    3.7
                  "Purchase Price".............................................    3.7
                  "Reference Banks"............................................    11.1(2)
                  "Reference Debt Security"....................................    11.1
                  "Registrar"..................................................    2.3
                  "Regular Cash Dividend"......................................    11.1
                  "Relevant Value".............................................    11.1
                  "Representative Amount"......................................    11.1
                  "Sale Price".................................................    3.8(c)
                  "Spread Determination Date"..................................    11.1
                  "Special Record Date"........................................    11.4(a)
                  "Spread".....................................................    11.1(2)
                  "Telerate LIBOR Page"........................................    11.1
                  "Telerate Page"..............................................    11.1
                  "Trigger Event"..............................................    10.3(d)


                  Section 1.3 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Securities.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

                  Section 1.4 Rules of Construction. Unless the context otherwise requires:


                  (1)      a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

                  (3)      "or" is not exclusive;

                  (4)      "including" means including, without limitation; and

                  (5) words in the singular include the plural, and words in the plural include the singular.

                  Section 1.5 Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company, as described in Section 12.2. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The principal amount and serial number of any Security and the ownership of Securities shall be proved by the register for the Securities.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                  ARTICLE TWO

                                 THE SECURITIES

                  Section 2.1 Form and Dating. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibits A and B, which are a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company). The Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.

                  (a) Global Securities. The Securities shall be issued, initially in the form of one or more Global Securities, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depositary (as defined below) and registered in the name of The Depository Trust Company ("DTC") or the nominee thereof (DTC, or any successor thereto, and any such nominee being hereinafter referred to as the "Depositary"), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided but in no event more than the aggregate principal amount permitted by Section 2.2.

                  Each Global Security shall represent such of the Outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, repurchases and conversions.

                  (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to Global Securities deposited with or on behalf of the Depositary.

                  The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary, (b) shall be held by the Trustee as custodian for the Depositary and (c) shall be substantially in the form of Exhibit A attached hereto.

                  (c) Certificated Securities. Securities not issued as interests in the Global Securities will be issued in certificated form substantially in the form of Exhibit B attached hereto.

                  Section 2.2 Execution and Authentication. The Securities shall be executed on behalf of the Company by any Officer. The signature of the Officer on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at the time of the execution of the Securities Officers shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  The Trustee shall authenticate and deliver the Securities for original issue in an aggregate principal amount of $1,519,734,000 (or up to $1,747,694,000 aggregate principal amount to the extent Morgan Stanley & Co. Incorporated exercises its option to purchase additional Securities pursuant to the Underwriting Agreement, dated November 7, 2001, between the Company and Morgan Stanley & Co. Incorporated) upon one or more Company Orders without any further action by the Company. The aggregate principal amount of the Securities due at the final Stated Maturity thereof Outstanding at any time may not exceed the amount set forth in the foregoing sentence.

                  The Securities shall be issued only in registered form without coupons and only in denominations of $1,000 of principal amount and any whole multiple of $1,000.

                  Section 2.3 Registrar, Paying Agent and Conversion Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for purchase or payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent, including any named pursuant to Section 4.4. The term Conversion Agent includes any additional conversion agent, including any named pursuant to Section 4.4.

                  If the Company appoints a Registrar, Paying Agent or Conversion Agent other than the Trustee, the Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.6. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Conversion Agent or co-registrar.

                  The Company initially appoints the Trustee as Registrar, Conversion Agent, Calculation Agent and Paying Agent in connection with the Securities.

                  Section 2.4 Paying Agent to Hold Money and Securities in Trust. Except as otherwise provided herein, on or prior to each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) or shares of Common Stock sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money and shares of Common Stock held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and shares of Common Stock so held in trust. If the Company, a Subsidiary or an Affiliate of either acts as Paying Agent, it shall segregate the money and shares of Common Stock held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money and shares of Common Stock held by it to the Trustee and to account for any funds and Common Stock disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money or shares of Common Stock.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the Principal Amount, Redemption Price, Purchase Price or contingent interest on any Security and remaining unclaimed for two years after such amount has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication. Any unclaimed balance of such money then remaining will be repaid to the Company.

                  Section 2.5 Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee at least semiannually on March 31 and September 30 a listing of Securityholders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders. The Company may exclude from such list any names and addresses received by the Trustee in its capacity as Registrar.

                  Section 2.6 Transfer and Exchange. (a) Subject to Section 2.12 hereof, upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.3, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate Principal Amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate Principal Amount upon surrender of the Securities to be exchanged, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities in respect of which a Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be purchased in part, the portion thereof not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

                  (b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains Outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.12 and this Section 2.6(b). Transfers of a Global Security shall be limited to transfers of such Global Security, in whole or in part, to the Depositary, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                  (c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

                  (d) Any Registrar appointed pursuant to Section 2.3 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

                  (e) All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Section 2.7 Replacement Securities. If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser within the meaning of Article 8 of the Uniform Commercial Code as in effect from time to time in the State of New York (a "Protected Purchaser"), the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a certificate number not contemporaneously Outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article Three hereof, or such Security has been surrendered for conversion pursuant to Article Ten, the Company in its discretion may, instead of issuing a new Security, pay, purchase or convert such Security, as the case may be.

                  Upon the issuance of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  Section 2.8 Outstanding Securities; Determinations of Holders' Action. Securities Outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those paid pursuant to Section 2.7, those delivered to it for cancellation and those described in this Section
2.8 as not Outstanding. The Securities shall cease to be Outstanding upon the satisfaction and discharge of the Indenture pursuant to Article Eight. A Security does not cease to be Outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent, waiver, or other Act hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other Act, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities Outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles Six and Nine).

                  If a Security is replaced pursuant to Section 2.7, it ceases to be Outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a Protected Purchaser.

                  If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following a Purchase Date, or on Stated Maturity, money or securities, if permitted hereunder, sufficient to pay Securities payable on that date, then immediately after such Redemption Date, Purchase Date or Stated Maturity, as the case may be, such Securities shall cease to be Outstanding and Original Issue Discount and contingent interest, if any, shall cease to accrue.

                  Securities for whose payment or redemption money, Common Stock or other securities in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities shall be deemed to be no longer Outstanding; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefore satisfactory to the Trustee has been made or, if the Securities are to be purchased, a Purchase Notice shall have been duly given and not be subject to withdrawal.

                  If a Security is converted in accordance with Article Ten, then from and after the time of conversion on the date of conversion, such Security shall cease to be Outstanding and Original Issue Discount and contingent interest, if any, shall cease to accrue on such Security.

                  Section 2.9 Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.3, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  Section 2.10 Cancellation. All Securities surrendered for payment, purchase by the Company pursuant to Article Three, conversion, redemption or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder, which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article Ten. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedure.

                  Section 2.11 Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of the Security or the payment of any Redemption Price or Purchase Price in respect thereof, and (subject to Section 11.4) contingent interest thereon, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  Section 2.12 Global Securities. (a) Notwithstanding any other provisions of this Indenture or the Securities, (A) transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.6 and Section 2.12(a)(i), (B) transfers of a beneficial interest in a Global Security for a Certificated Security shall comply with Section 2.6, Section 2.12(a)(ii) below and Section 2.12(b)(1) below, and (C) transfers of a Certificated Security shall comply with Section 2.6 and Sections 2.12(a)(iii) and (iv) below.

                  (i) Transfer of Global Security. A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee of the Depositary or any successor to either of them, and no such transfer to any such other Person may be registered. No transfer of a Security to any person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 2.12(a)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 2.12(a).

                  (ii) Restrictions on Transfer of a Beneficial Interest in a Global Security for a Certificated Security. A beneficial interest in a Global Security may not be exchanged for a Certificated Security except upon satisfaction of the requirements set forth below and in
         Section 2.12(b)(1) below. Upon receipt by the Trustee of a transfer of a beneficial interest in a Global Security in accordance with Applicable Procedures for a Certificated Security, together with written instructions to the Trustee to make, or direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect a decrease in the aggregate principal amount of the Securities represented by the Global Security, then the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of the Securities represented by the Global Security to be decreased by the aggregate principal amount of the Certificated Security to be issued, shall issue such Certificated Security and shall debit or cause to be debited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so issued.

                  (iii) Transfer and Exchange of Certificated Securities. When Certificated Securities are presented to the Registrar with a request:

                  (y)      to register the transfer of such Certificated
         Securities; or

                  (z) to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations,

                  the Registrar shall register the transfer or make the exchange as provided in Section 2.6; provided, however, that the Certificated Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  (iv) Restrictions on Transfer of a Certificated Security for a Beneficial Interest in a Global Security. A Certificated Security may not be exchanged for a beneficial interest in a Global Security.

                  (b) The provisions of clauses (1), (2), (3), (4) and (5) below shall apply only to Global Securities:

                  (1) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged, in whole or in part, for a Security registered in the name of any Person other than the Depositary or one or more nominees of the Depositary or the successor to either of them, provided that a Global Security may be exchanged for Securities registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days, (ii) an Event of Default has occurred and is continuing with respect to the Securities or (iii) the Company delivers to the Trustee a Company Order to that effect. Any Global Security exchanged pursuant to clause (i) or (iii) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause
                           (ii) above may be exchanged in whole or from time to time in part as directed by the Depositary.

                  (2) Certificated Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee.

                  (3) Subject to the provisions of clause (5) below, the registered Holder may grant proxies and otherwise authorize any person, including Agent Members (as defined below) and persons that may hold interests through Agent Members, to take any Act of a Holder that a Holder is entitled to take under this Indenture or the Securities.

                  (4) In the event of the occurrence of any of the events specified in clause (1) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form, without interest coupons.

                  (5) Neither any members of, or participants in, the Depositary (collectively, the "Agent Members") nor any other persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever.

                  Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of any Person having a beneficial interest in a Security.

                  Section 2.13 Calculations in Respect of Securities. The Company or its agents will be responsible for making all calculations and determinations called for under the Securities including, but not limited to, the determination of the market prices for the Securities and of the Common Stock, the Sale Price and the amounts of contingent interest payments, if any, on the Securities. Any calculations made in good faith and without manifest error will be final and binding on Holders of the Securities.

                  Section 2.14 CUSIP Numbers. The Company may issue the Securities with one or more "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption and Purchase Notices as a convenience to Holders; provided that any such redemption notice or Purchase Notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or Purchase Notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE THREE

                            REDEMPTION AND PURCHASES


                  Section 3.1 Company's Right to Redeem; Notices to Trustee. Prior to November , 2006, the Securities will not be redeemable at the Company's option. Beginning on and including November , 2006, the Company, at its option, may redeem the Securities in accordance with the provisions of Sections 6 and 8 of the Securities for cash at any time as a whole, or from time to time in part, at the Redemption Price. If the Company elects to redeem Securities pursuant to Section 6 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the principal amount of Securities to be redeemed and the Redemption Price.

                  The Company shall give the notice to the Trustee provided for in this Section 3.1 by a Company Order, at least 25 days (unless a shorter notice shall be satisfactory to the Trustee) but not more than 70 days before the Redemption Date.

                  Section 3.2 Selection of Securities to Be Redeemed. If less than all the Outstanding Securities are to be redeemed, unless the procedures of the Depositary provide otherwise, the Trustee shall select the Securities to be redeemed by lot, on a pro rata basis or by another method the Trustee considers fair and appropriate (so long as such method is not prohibited by the rules of any stock exchange on which the Securities are then listed). The Trustee shall, within five Business Days after it receives the notice provided for in Section 3.1, make the selection from Outstanding Securities not previously called for redemption.

                  Securities and portions of Securities that the Trustee selects shall be in principal amounts of $1,000 or whole multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of the Securities to be redeemed.

                  Securities and portions of Securities that are to be redeemed are convertible by the Holder up to, but not including, the third Business Day prior to the Redemption Date. If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities that have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

                  Section 3.3 Notice of Redemption. At least 15 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

                  The notice shall identify the Securities to be redeemed and shall state:

                  (1)      the Redemption Date;

                  (2)      the Redemption Price;

                  (3)      the Conversion Price;

                  (4) the name and address of the Paying Agent and Conversion Agent;

                  (5) that Securities called for redemption may be converted at any time up to, but not including, the third Business Day prior to the Redemption Date;

                  (6) that Holders who want to convert their Securities must satisfy the requirements set forth in Section 9 of the Securities;

                  (7) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (8) if fewer than all of the Outstanding Securities are to be redeemed, the certificate numbers, if any, and principal amounts of the particular Securities to be redeemed;

                  (9) that, unless the Company defaults in making payment of such Redemption Price, Original Issue Discount and contingent interest, if any, on Securities called for redemption, Original Issue Discount and contingent interest will cease to accrue on and after the Redemption Date; and

                  (10)     the CUSIP number(s) of the Securities.

                  Notices of redemption may be given by the Company or, at the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

                  Section 3.4 Effect of Notice of Redemption. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice except for Securities that are converted in accordance with the terms of this Indenture. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price stated in the notice; provided, however, that any contingent interest that is due and payable on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, as provided in Article Eleven.

                  Section 3.5 Deposit of Redemption Price. Prior to 10:00 a.m. (New York City time) on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption that on or prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money not required for payment of the Redemption Price because of conversion of Securities pursuant to Article Ten. If such money is then held by the Company in trust and is not required for payment of the Redemption Price it shall be discharged from such trust.

                  Section 3.6 Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in principal amount to the unredeemed portion of the Security surrendered.

                  Section 3.7 Purchase of Securities by the Company at Option of the Holder. Securities shall be purchased by the Company pursuant to Section 7 of the Securities at the option of the Holder on November , 2006, November , 2011, November , 2016, November , 2021 and November , 2026 (each, a "Purchase Date"), at a purchase price equal to the Issue Price of those Securities plus any accrued Original Issue Discount and any accrued and unpaid contingent interest, in each case, up to but excluding such Purchase Date (the "Purchase Price"), subject to the provisions of Section 3.8; provided, however, that any contingent interest that is due and payable on or prior to the Purchase Date shall be paid to the Holders of the Securities, or one or more Predecessor Securities, as provided in Article Eleven. Purchases of Securities hereunder shall be made, at the option of the Holder thereof, upon:

                  (1) delivery to the Paying Agent by the Holder of a written notice of purchase (a "Purchase Notice") during the period beginning at any time from the opening of business on the date that is 24 Business Days prior to the relevant Purchase Date until the close of business on the fourth Business Day prior to such Purchase Date stating:

                           (A) the certificate number of the Security which the Holder will deliver to be purchased or the appropriate Depositary procedures if Certificated Securities have not been issued,

                           (B) the portion of the principal amount of the Security that the Holder will deliver to be purchased, which portion must be in principal amounts of $1,000 or a whole multiple of $1,000,

                           (C) that such Security shall be purchased by the Company as of the Purchase Date pursuant to the terms and conditions specified in Section 7 of the Securities and in this Indenture, and

                           (D)      in the event the Company elects, pursuant to
                           Section 3.8, to pay the Purchase Price, in whole or in part, in shares of Common Stock but such portion of the Purchase Price shall ultimately be paid to such Holder entirely in cash because any of the conditions to payment of the Purchase Price in shares of Common Stock is not satisfied prior to the close of business on the relevant Purchase Date, as set forth in Section 3.8, whether such Holder elects (i) to withdraw such Purchase Notice as to some or all of the Securities to which such Purchase Notice relates (stating the principal amount and certificate numbers, if any, of the Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Purchase Price for all Securities (or portions thereof) to which such Purchase Notice relates; and

                  (2) book-entry transfer or delivery of such Security to the Paying Agent at any time after delivery of the Purchase Notice (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 3.7 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

                  If a Holder, in such Holder's Purchase Notice and in any written notice of withdrawal delivered by such Holder pursuant to the terms of
Section 3.8, fails to indicate such Holder's choice with respect to the election set forth in clause (D) of Section 3.7 (1), such Holder shall be deemed to have elected to receive cash in respect of the entire Purchase Price for all Securities subject to such Purchase Notice in the circumstances set forth in such clause (D).

                  The Company shall purchase from the Holder thereof, pursuant to this Section 3.7, a portion of a Security, if the principal amount of such portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

                  Any purchase by the Company contemplated pursuant to the provisions of this Section 3.7 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of the book-entry transfer or delivery of the Security.

                  Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section
3.7 shall have the right to withdraw such Purchase Notice at any time up to, but excluding, the third Business Day prior to the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.9.

                  The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

                  Section 3.8 Company's Right to Elect Manner of Payment of Purchase Price for Payment. (a) The Securities to be purchased on any Purchase Date pursuant to Section 3.7(a) may be paid for, in whole or in part, at the election of the Company, in U.S. legal tender ("cash") or shares of Common Stock, or in any combination of cash and shares of Common Stock, subject to the conditions set forth in Sections 3.8(c) and (d). The Company shall designate, in the Company Notice delivered pursuant to Section 3.8(d), whether the Company will purchase the Securities for cash or shares of Common Stock, or, if a combination thereof, the percentages of the Purchase Price of Securities in respect of which it will pay in cash or shares of Common Stock; provided that the Company will pay cash for fractional interests in shares of Common Stock. For purposes of determining the existence of potential fractional interests, all Securities subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). Each Holder whose Securities are purchased pursuant to Section 3.7 shall receive the same percentage of cash or shares of Common Stock in payment of the Purchase Price for such Securities, except with regard to the payment of cash in lieu of fractional shares of Common Stock. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Company Notice to Holders except pursuant to Section 3.8(c) in the event of a failure to satisfy, prior to the close of business on the Business Day immediately preceding the Purchase Date, any condition to the payment of the Purchase Price, in whole or in part, in shares of Common Stock.

                  At least three Business Days before each Company Notice Date, the Company shall deliver an Officers' Certificate to the Trustee specifying:

                  (i)      the manner of payment selected by the Company,

                  (ii) the information required by Section 3.8(d) in the Company Notice,

                  (iii) if the Company elects to pay the Purchase Price, or a specified percentage thereof, in shares of Common Stock, that the conditions to such manner of payment set forth in Section 3.8(c) have been or will be complied with, and

                  (iv) whether the Company desires the Trustee to give the Company Notice required by Section 3.8(d).

                  (b) At the option of the Company, the Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 3.7 has been given, or a specified percentage thereof, may be paid by the Company with cash equal to the aggregate Purchase Price of such Securities. The Company Notice, as provided in Section 3.8(d), shall be sent to Holders not less than 24 Business Days prior to such Purchase Date (the "Company Notice Date").

                  (c) At the option of the Company, the Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 3.7 has been given, or a specified percentage thereof, may be paid by the Company by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing (i) the portion of the Purchase Price to be paid in shares of Common Stock by (ii) 100% of the Market Price determined by the Company in the Company Notice, subject to the next succeeding paragraph.

                  The Company will not issue fractional shares of Common Stock in payment of the Purchase Price. Instead, the Company will pay cash based on the current market price for all fractional shares. It is understood that if a Holder elects to have more than one Security purchased, the number of shares of Common Stock shall be based on the aggregate amount of Securities to be purchased.

                  If the Company elects to purchase the Securities by the issuance of shares of Common Stock or in any combination of cash and Common Stock, the Company Notice, as provided in Section 3.8(d), shall be sent to the Holders not later than the Company Notice Date.

                  The Company's right to exercise its election to purchase Securities through the issuance of shares of Common Stock shall be conditioned upon:

                  (i) the Company's not having given its Company Notice of an election to pay entirely in cash and its giving of timely Company Notice of an election to purchase all or a specified percentage of the Securities with shares of Common Stock as provided herein;

                  (ii) the registration of such shares of Common Stock under the Securities Act and the Exchange Act, in each case, if required;

                  (iii) the listing of such shares of Common Stock on a United States national securities exchange or the quotation of such shares of Common Stock in an inter-dealer quotation system of any registered United States national securities association, in each case, if the Common Stock is then listed on a national securities exchange or quoted in an inter-dealer quotation system;

                  (iv) any necessary qualification or registration of such shares of Common Stock under applicable state securities laws or the availability of an exemption from such qualification and registration; and

                  (v) the receipt by the Trustee of (A) an Officers' Certificate stating that the terms of the issuance of the shares of Common Stock are in conformity with this Indenture, (B) an Opinion of Counsel to the effect that the shares of Common Stock to be issued by the Company in payment of the Purchase Price in respect of the Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Purchase Price in respect of the Securities, will be validly issued, fully paid and non-assessable and (c) an Officers' Certificate, stating that the conditions to the issuance of the shares of Common Stock have been satisfied.

                  Such Officers' Certificate shall also set forth the number of shares of Common Stock to be issued for each $1,000 principal amount at Stated Maturity of Securities and the Sale Price of a share of Common Stock on each Trading Day during the period commencing on the first Trading Day of the period during which the Market Price is calculated and ending on but excluding the third Business Day prior to the applicable Purchase Date. If the foregoing conditions are not satisfied prior to the close of business on the last day prior to the Purchase Date and the Company has elected to purchase the Securities through the issuance of shares of Common Stock, the Company shall pay the entire Purchase Price of the Securities in cash.

                  The "Market Price" means the average of the Sale Prices of the shares of Common Stock for the five-Trading Day period immediately preceding but excluding the third Business Day prior to the applicable Purchase Date (if the fourth Business Day prior to the applicable Purchase Date is a Trading Day, or if not, then on the last Trading Day prior to the fourth Business Day), appropriately adjusted to take into account the occurrence, during the period commencing on the first of the Trading Days during the five-Trading Day period and ending on the Purchase Date, of any event described in Sections 10.3 or 10.4.

                  The "Sale Price" of the shares of Common Stock on any date means the closing per share sale price (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average ask prices) on such date as reported on the NYSE or, if the shares of Common Stock are not listed on the NYSE, as reported on a national securities exchange, or if not reported on a national securities exchange, as reported by the Nasdaq. In the absence of such quotations, the Company shall be entitled to determine the closing sales price on the basis of such quotations as it considers appropriate. Sale Prices shall be determined without reference to extended or after hours trading.

                  Upon determination of the actual number of shares of Common Stock to be issued upon redemption or repurchase of Securities, the Company shall be required to disseminate a press release through Dow Jones & Company, Inc. or Bloomberg Business News containing this information or publish the information on the Company's web site or through such other public medium as the Company may use at that time.

                  (d) In connection with any purchase of Securities pursuant to Section 7 of the Securities, the Company shall, no less than 24 Business Days prior to each Purchase Date, give notice to Holders setting forth information specified in this Section 3.8(d) (the "Company Notice").

                  In the event the Company has elected to pay the Purchase Price (or a specified percentage thereof), with shares of Common Stock, the Company Notice shall:

                  (1) state that each Holder will receive a number of shares of Common Stock with a value equal to 100% of the Market Price equal to such specified percentage of the Purchase Price of the Securities to be paid in Common Stock (except any cash amount to be paid in lieu of fractional shares);

                  (2) set forth the method of calculating the Market Price of the shares of Common Stock; and

                  (3) state that because the Market Price of shares of Common Stock will be determined prior to the Purchase Date Holders of the Securities will bear the market risk with respect to the value of the shares of Common Stock to be received from the date such Market Price is determined to the Purchase Date.

                  In any case, each Company Notice shall include a form of Purchase Notice to be completed by a Holder and shall state:

                  (i)      the Purchase Price;

                  (ii) the name and address of the Paying Agent and the Conversion Agent;

                  (iii) if the Securities are then convertible, that Securities as to which a Purchase Notice has been given may be converted only if the Purchase Notice is withdrawn in accordance with the terms of this Indenture;

                  (iv) that Securities must be surrendered to the Paying Agent to collect the Purchase Price;

                  (v) that the Purchase Price for any security as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security;

                  (vi) that, unless the Company defaults in making payment on Securities for which a Purchase Notice has been submitted, Original Issue Discount and any contingent interest on such Securities will cease to accrue on and after the Purchase Date; provided, however, that any contingent interest that is due and payable prior to the Purchase Date will be payable to the Holders of Securities, or one or more Predecessor Securities, as provided in Article Eleven; and

                  (vii)    the CUSIP number of the Securities.

                  Company Notices may be given by the Company or, at the Company's request, the Trustee shall give such Company Notice in the Company's name and at the Company's expense.

                  (e) All shares of Common Stock delivered upon purchase of the Securities shall be duly authorized, validly issued, fully paid and nonassessable.

                  (f) If a Holder of a purchased Security is paid in shares of Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

                  Section 3.9 Effect of Purchase Notice. Upon receipt by the Paying Agent of the Purchase Notice specified in Section 3.7, the Holder of the Security in respect of which such Purchase Notice was given shall (unless such Purchase Notice is validly withdrawn) thereafter be entitled to receive solely the Purchase Price with respect to such Security. Such Purchase Price shall be paid to such Holder, subject to receipt of funds and/or securities by the Paying Agent, promptly following the later of (x) the Purchase Date with respect to such Security (provided the Holder has satisfied the conditions in Section 3.7) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 3.7. Securities in respect of which a Purchase Notice has been given by the Holder thereof may not be converted pursuant to Article Ten hereof on or after the date of the delivery of such Purchase Notice unless such Purchase Notice has first been validly withdrawn.

                  A Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Purchase Notice at any time prior to but excluding the third Business Day before the Purchase Date, specifying:

                  (1) the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary procedures if Certified Securities have not been issued,

                  (2) the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and

                  (3) the principal amount, if any, of such Security which remains subject to the original Purchase Notice and which has been or will be delivered for purchase by the Company.

                  A written notice of withdrawal of a Purchase Notice may be in the form set forth in the preceding paragraph or may be in the form of a conditional withdrawal contained in a Purchase Notice pursuant to the terms of
Section 3.7 (1)(D).

                  The Company may, in its sole and complete discretion, accept a written notice of withdrawal on or after the third Business Day prior to a Purchase Date. The decision of the Company to accept or reject such a withdrawal notice shall be conclusive and binding on the Holder proposing to make the withdrawal.

                  There shall be no purchase of any Securities pursuant to
Section 3.7 if there has occurred and is continuing an Event of Default on the Purchase Date (other than a default in the payment of the Purchase Price with respect to such Securities or a default that is cured by the repurchase). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Purchase Notice has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price with respect to such Securities or a default that is cured by the repurchase) in which case, upon such return, the Purchase Notice with respect thereto shall be deemed to have been withdrawn.

                  Section 3.10 Deposit of Purchase Price. Prior to 10:00 a.m. (New York City Time) on the Business Day following the Purchase Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of cash (in immediately available funds if deposited on such Business
Day) or Common Stock, if permitted hereunder, sufficient to pay the aggregate Purchase Price of all the Securities or portions thereof that are to be purchased as of the Purchase Date.

                  As soon as practicable after the Purchase Date the Company shall deliver to each Holder entitled to receive shares of Common Stock through the Paying Agent, a certificate for the number of full shares of Common Stock issuable in payment of the Purchase Price and cash in lieu of any fractional interests. The person in whose name the certificate for the shares of Common Stock is registered shall be treated as a holder of record of Common Stock on the Business Day following the Purchase Date. No payment or adjustment will be made for dividends on the shares of Common Stock the record date for which occurred on or prior to the Purchase Date.

                  Section 3.11 Securities Purchased in Part. Any Certificated Security that is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such

Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered which is not purchased.

                  Section 3.12 Repayment to the Company. The Trustee and the Paying Agent shall return to the Company any cash or shares of Common Stock that remain unclaimed as provided in Section 12 of the Securities, together with interest or dividends, if any, thereon, held by them for the payment of the Purchase Price; provided, however, that to the extent that the aggregate amount of cash or shares of Common Stock deposited by the Company pursuant to Section
3.10 exceeds the aggregate Purchase Price of the Securities or portions thereof which the Company is obligated to purchase as of the Purchase Date then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Purchase Date, the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon.

                                  ARTICLE FOUR

                                    COVENANTS

                  Section 4.1 Payment of Securities. The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. The Principal Amount of the Securities payable at final Stated Maturity shall be deposited with the Trustee or Paying Agent by 10:00 a.m., New York City time, by the Company. Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price and contingent interest, if any, shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, cash or securities, if permitted hereunder, sufficient to pay all such amounts then due.

                  The Company shall, to the extent permitted by law, pay interest on overdue Principal Amount, contingent interest, if any, or the cash portion of the Repurchase Price at the per annum rate of interest of 1.50%, compounded semi-annually, which interest (to the extent payment of such interest shall be legally enforceable) shall accrue from the date such overdue amounts were originally due and payable until such amount is paid or payment is duly provided for. Any such interest shall be payable on demand.

                  Section 4.2 SEC and Other Reports. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the TIA at the times and in the manner provided pursuant to the TIA; provided that any such information, documents or reports required to be filed with the SEC pursuant to section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the SEC.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  Section 4.3 Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2001) an Officers' Certificate, stating whether or not to the knowledge of the signers thereof, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  Section 4.4 Maintenance of Office or Agency. The Trustee will maintain (and the Company, to the extent the Trustee is not also the Registrar, Paying Agent or Conversion Agent, will ensure that the Registrar, Paying Agent and Conversion Agent maintain), in the Borough of Manhattan, the City of New York, an office or agency of the Trustee, Registrar, Paying Agent and Conversion Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of The Bank of New York, 5 Penn Plaza, New York, NY 10001 (Attention: Corporate Trust Administration), shall initially be such office or agency for all of the aforesaid purposes.

                  Section 4.5 Tax Treatment of Securities. The Company agrees, and by acceptance of a beneficial ownership interest in the Securities, each beneficial holder of Securities will be deemed to have agreed, for United States federal income tax purposes, to treat the Securities as indebtedness that is subject to Section 1.1275-4 of the United States Treasury Regulations (the "Contingent Debt Regulations"). A holder of Securities may obtain the comparable yield and projected payment schedule by submitting a written request for it to the Company at the following address: American International Group, Inc., 70 Pine Street, New York, New York 10270, Attention: Vice President and Director of Taxes or telephoning (212) 770-7000.

                  Section 4.6 Calculation of Accrued Original Issue Discount and Tax Original Issue Discount. The Company shall file with the Trustee, within 30 days following the end of each calendar year, a written notice specifying (i) the amount of accrued Original Issue Discount and Tax Original Issue Discount (including the daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such accrued Original Issue Discount and Tax Original Issue Discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

                  Section 5.1 When Company May Merge or Transfer Assets. The Company shall not consolidate with or merge with or into any other Person or convey, transfer, sell, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, unless:

                  (a) either (1) the Company shall be the continuing corporation or (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease all or substantially all of the properties and assets of the Company substantially as an entirety (i) shall be organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, all of the obligations of the Company under the Securities and this Indenture;

                  (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                  (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article Five and that all conditions precedent herein provided for relating to such transaction have been satisfied.

                  The successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease and obligations the Company may have under a supplemental indenture, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities. Subject to
Section 9.6, the Company, the Trustee and the successor Person shall enter into a supplemental indenture to evidence the succession and substitution of such successor Person and such discharge and release of the Company.

                                  ARTICLE SIX

                              DEFAULTS AND REMEDIES

                  Section 6.1 Events of Default. So long as any Securities are Outstanding, each of the following shall be an "Event of Default":

                  (1) the Company defaults in the payment of the Principal Amount, Redemption Price or Purchase Price on any Security when the same becomes due and payable;

                  (2) the Company defaults in the payment of contingent interest when due and payable, and continuance of such default for a period of 30 days;

                  (3) the Company fails to comply with any other term, agreement or covenant in the Securities or this Indenture (other than those referred to in clause (1) and (2) above) and such failure continues for 60 days after receipt by the Company of a Notice of Default;

                  (4) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (5) the commencement by the Company of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Company to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission in writing by the Company of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company expressly in furtherance of any such action.

                  A Default under clause (3) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time Outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (3) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

                  The Trustee shall, within 90 days of the occurrence of a Default, give to the Holders of the Securities notice of all uncured Defaults known to it, the status of each such Default and what action the Company is taking or proposes to take with respect thereto; provided, however, the Trustee shall be protected in withholding such notice if it, in good faith, determines that the withholding of such notice is in the best interest of such Holders, except in the case of a Default in the payment of the Principal Amount, Redemption Price, Purchase Price or any contingent interest on any of the Securities when due.

                  Section 6.2 Acceleration. If an Event of Default occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time Outstanding by notice to the Company and the Trustee, may declare the Issue Price plus accrued Original Issue Discount, and any accrued and unpaid contingent interest on all the Securities to be immediately due and payable. Upon such a declaration, such accelerated amount shall be due and payable immediately. The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the amounts that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 7.6 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  Section 6.3 Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the Issue Price plus accrued Original Issue Discount, and any accrued and unpaid contingent interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

                  Section 6.4 Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, by notice to the Trustee (and without notice to any other Holder), may waive an existing Default and its consequences except:

                  (1)      an Event of Default described in Section 6.1(1) or
                           (2);

                  (2)      a Default in respect of a provision that under
                           Section 9.2 cannot be amended without the consent of each Holder affected; or

                  (3) a Default that constitutes a failure to convert any Securities in accordance with the terms of Article Ten.

                  When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

                  This Section 6.4 shall be in lieu of Section 316(a)1(B) of the TIA and such Section 316(a)1(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

                  Section 6.5 Control by Majority. The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Holders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it. This Section 6.5 shall be in lieu of Section 316(a)1(A) of the TIA and such
Section 316(a)1(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

                  Section 6.6 Limitation on Suits. A Holder may not pursue any remedy with respect to this Indenture or the Securities unless:

                  (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

                  (2) the Holders of at least 25% in aggregate principal amount of the Securities at the time Outstanding make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee security or indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and

                  (5) the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

                  A Holder may not use this Indenture to prejudice the rights of any other Holder or to obtain a preference or priority over any other Holder.

                  Section 6.7 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the Principal Amount, Redemption Price, Purchase Price or contingent interest, if any, in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities or any Redemption Date, and to convert the Securities in accordance with Article Ten, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

                  Section 6.8 Collection Suit by Trustee. If an Event of Default described in Section 6.1(1) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 7.6.

                  Section 6.9 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the Principal Amount, Redemption Price, Purchase Price or contingent interest, if any, in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of the Principal Amount, Redemption Price, Purchase Price, or contingent interest, if any, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 7.6) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.6.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 6.10 Priorities. If the Trustee collects any money pursuant to this Article Six, it shall pay out the money in the following order:

                  FIRST: to the Trustee for amounts due under Section 7.6;

                  SECOND: to Holders for amounts due and unpaid on the Securities for the Principal Amount, Redemption Price, Purchase Price or contingent interest, if any, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

                  THIRD: the balance, if any, to the Company.

                  The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

                  Section 6.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the TIA; provided, that neither this Section nor the TIA shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee. This Section 6.11 shall be in lieu of Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

                  Section 6.12 Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the Principal Amount, Redemption Price or Purchase Price, or any contingent interest, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE SEVEN

                                     TRUSTEE

                  Section 7.1 Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b)      Except during the continuance of an Event of Default:

                  (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1)      this Section (c) does not limit the effect of Section
                           (b) of this Section 7.1; and

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this
Section 7.1.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder unless otherwise agreed in writing with the Company.

                  Section 7.2 Rights of Trustee. Subject to its duties and responsibilities under the TIA,

                  (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

                  (c) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (d) the Trustee may consult with counsel selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (f) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (h) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder.

                  Section 7.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 7.9 and 7.10.

                  Section 7.4 Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use or application of the proceeds from the Securities, and it shall not be responsible for any statement in this Indenture or the Securities (other than its certificate of authentication).

                  Section 7.5 Reports by Trustee to Holders. The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the TIA at the times and in the manner provided pursuant thereto.

                  A copy of each report at the time of its mailing to Holders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company agrees to notify the Trustee promptly whenever the Securities become listed on any securities exchange and of any delisting thereof.

                  Section 7.6 Compensation and Indemnity. The Company agrees:

                  (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited (to the extent permitted by law) by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise provided in this Indenture, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify the Trustee for, and to hold it harmless against, any loss, damage, claim, liability, cost or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.1(4) or Section 6.1(5), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture and the resignation and removal of the Trustee.

                  Section 7.7 Replacement of Trustee. The Trustee may resign by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 7.7. The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may remove the Trustee by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

                  (1)      the Trustee fails to comply with Section 7.9;

                  (2)      the Trustee is adjudged bankrupt or insolvent;

                  (3) a receiver or public officer takes charge of the Trustee or its property; or

                  (4)      the Trustee otherwise becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company satisfactory in form and substance to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

                  If a successor Trustee does not take office within 120 days after the retiring Trustee resigns or is removed, the Trustee, the Company or the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may petition, in the case of the Trustee, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.9, any Holder who has been a bona fide Holder for at least six months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Section 7.8 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee, provided such corporation shall be otherwise qualified and eligible under this Article Seven, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentification and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  Section 7.9 Eligibility; Disqualification. If the Trustee has or shall acquire a conflicting interest within the meaning of the TIA, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the TIA and this Indenture. To the extent permitted by the TIA, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under the Indenture, dated July 15, 1989, between the Company, and the Trustee. The Trustee (or its parent holding company) shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Seven.

                  Section 7.10 Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the TIA regarding the collection of claims against the Company (or any such other obligor).

                                 ARTICLE EIGHT

                             DISCHARGE OF INDENTURE

                  Section 8.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)      either

                           (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.7 and (ii) Securities for whose payment money, Common Stock or other securities has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 2.4) have been delivered to the Trustee for cancellation; or

                           (B)      all such Securities not theretofore
                  delivered to the Trustee for cancellation

                                    (i)      have become due and payable, or

                                    (ii)     will become due and payable within
                           one year, or

                                    (iii)    are to be called for redemption
                           within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for the Principal Amount, Redemption Price and any contingent interest payable to the date of such deposit (in the case of Securities which have become due and payable) or to the final Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.6 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under the last paragraph of Section
2.4 shall survive.

                  Section 8.2 Application of Trust Money

                  Subject to the provisions of the last paragraph of Section 2.4, all money deposited with the Trustee pursuant to Section 8.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the Principal Amount, Redemption Price and any contingent interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to
Section 8.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                                  ARTICLE NINE

                                   AMENDMENTS

                  Section 9.1 Without Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without the consent of any Securityholder to:

                  (a) add to the covenants of the Company for the benefit of the Holders of Securities;

                  (b) surrender any right or power herein conferred upon the Company;

                  (c) provide for conversion rights of Holders of Securities if any reclassification or change of the Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs;

                  (d) provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article Five hereof;

                  (e) reduce the Conversion Price; provided, however, that such reduction must remain in effect for at least 20 days;

                  (f) comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

                  (g)      secure the Securities;

                  (h) cure any ambiguity or correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action shall not adversely affect the interests of the Holders of Securities in any material respect; and

                  (i) add or modify any other provisions herein with respect to matters or questions arising hereunder which the Company and the Trustee may deem necessary or desirable and which will not adversely affect the interests of the Holders of Securities in any material respect.

                  Section 9.2 With Consent of Holders. Except as provided below in this Section 9.2, this Indenture or the Securities may be amended, modified or supplemented, and noncompliance in any particular instance with any provision of this Indenture or the Securities may be waived, in each case with the written consent of the Holders of at least a majority of the principal amount of the Securities at the time Outstanding.

                  Without the written consent or the affirmative vote of each Holder of Securities affected thereby, an amendment or waiver under this Section
9.2 may not:

                  (a) alter the manner or rate of accrual of Original Issue Discount or the rate of contingent interest;

                  (b) reduce the Principal Amount, accrued Original Issue Discount, the Redemption Price or Purchase Price of any Security;

                  (c) change the currency of payment of any amount owed or owing under the Security;

                  (d) adversely affect the conversion rights of any Holder of any Security;

                  (e) adversely affect the purchase right of any Holder of any Security;

                  (f) impair the right of any Holder to institute suit for the enforcement of any payment or with respect to, or conversion of, any Security;

                  (g) modify any of the provisions of this Section, or reduce the principal amount of Outstanding Securities required to waive a Default, except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

                  (h) reduce the percentage of the principal amount of the Outstanding Securities the consent of whose Holders is required for any supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture.

                  It shall not be necessary for the consent of the Holders under this Section 9.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment under this Section 9.2 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

                  Nothing in this Section 9.2 shall impair the ability of the Company and the Trustee to amend this Indenture or the Securities without the consent of any Securityholder to provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article Five hereof.

                  Section 9.3 Compliance with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall comply with the TIA.

                  Section 9.4 Revocation and Effect of Consents, Waivers and Actions. Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder.

                  Section 9.5 Notation on or Exchange of Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                  Section 9.6 Trustee to Sign Supplemental Indentures. The Trustee shall sign any supplemental indenture authorized pursuant to this Article Nine if the amendment contained therein does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such supplemental indenture the Trustee shall receive, and (subject to the provisions of Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

                  Section 9.7 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                   ARTICLE TEN

                                   CONVERSIONS

                  Section 10.1 Conversion Privilege. (a) Subject to and upon compliance with the provisions of this Article Ten, a Holder of a Security shall have the right, at such Holder's option, to convert all or any portion (if the portion to be converted is $1,000 or a whole multiple of $1,000) of such Security into shares of Common Stock at the Conversion Price in effect on the date of conversion. The Securities shall be convertible only upon the occurrence of one of the following events:

                  (1) during any fiscal quarter commencing after December 31, 2001 or on any Business Day commencing after September 30, 2031, if the Sale Price of the Common Stock exceeds 120% of the Conversion
         Price for at least (a) 20 Trading Days in the 30 consecutive Trading Days ending on the last Trading Day of the immediately preceding fiscal quarter (it being understood for purposes of this Section 10.1(a)(1) that the Conversion Price in effect on the close of each of the 30 consecutive Trading Days should be used) or (b) after (but not including) September 30, 2031, one Trading Day;

                  (2) if such Security has been called for redemption pursuant to Article Three hereof, at any time on or after the date the notice of redemption has been given up to, but not including, the third Business Day preceding the Redemption Date; or

                  (3)      as provided in Section (b) of this Section 10.1.

                  The Conversion Agent shall, on behalf of the Company, determine on a daily basis whether the Securities shall be convertible as a result of the occurrence of an event specified in clause (1) above and, if the Securities shall be so convertible, the Conversion Agent shall promptly deliver to the Company and the Trustee written notice thereof. Whenever the Securities shall become convertible pursuant to this Section 10.1, the Company or, at the Company's request, the Trustee in the name and at the expense of the Company, shall notify the Holders of the event triggering such convertibility in the manner provided in Section 12.2, and the Company shall also publicly announce such information and publish it on the Company's

Web site. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

                  (b)      In addition, in the event that:

                  (1) (A) the Company distributes to all holders of its shares of Common Stock rights or warrants entitling them (for a period expiring within 45 days of the record date for the determination of the stockholders entitled to receive such distribution) to subscribe for or purchase shares of Common Stock, at a price per share less than the average of the Sale Prices of the Common Stock for the ten Trading Days immediately preceding, but not including, the date such distribution is first publicly announced by the Company, or (B) the Company distributes to all holders of its shares of Common Stock, cash or other assets, debt securities or rights or warrants to purchase its securities, where the Fair Market Value of such distribution per share of Common Stock exceeds 15% of the Sale Price of a share of Common Stock on the Trading Day immediately preceding, but not including, the date such distribution is first publicly announced by the Company, then, in either case, the Securities may be surrendered for conversion at any time on and after the date that the Company gives notice to the Holders of such right, which shall be not less than 10 days prior to the Ex-Dividend Time for such distribution, until the earlier of the close of business on the Business Day immediately preceding, but not including, the Ex-Dividend Time or the date the Company publicly announces that such distribution will not take place; provided that, no adjustment to the Conversion Price or the ability of a Holder of a Security to convert will be made if the Holder will otherwise participate in such distribution without conversion; or

                  (2) (A) the Company consolidates with or merges with or into another Person or conveys, transfers, sells, leases or otherwise disposes of all or substantially all of its properties and assets, (B) the Company is not the resulting or surviving entity, (C) such transaction is not with an Affiliate of the Company and (D) after the completion or consummation of such transaction either (i) 50% of the beneficial owners of the surviving or resulting entity's Voting Stock were not holders of the Company's Capital Stock prior to the transaction or (ii) 50% of the surviving or resulting entity's directors (or persons performing similar functions) were not directors of the Company, or directors approved by the Board of Directors, immediately prior to the transaction, then the Securities may be surrendered for conversion at any time from and after the date 15 days prior to the anticipated effective date of the transaction and ending on and including the date 15 days after the consummation of the transaction. The Board of Directors shall determine the anticipated effective date of the transaction, and such determination shall be conclusive and binding on the Holders and shall be publicly announced by the Company and posted on its Web site not later than two Business Days prior to such 15th day.

                  "Ex-Dividend Time" means, with respect to any issuance or distribution on shares of Common Stock, the first date on which the shares of Common Stock trade regular way on the principal securities market on which the shares of Common Stock are then traded without the right to receive such issuance or distribution.

                  Section 10.2 Conversion Procedure; Conversion Price; Fractional Shares. (a) Each Security shall be convertible at the office of the Conversion Agent into fully paid and nonassessable shares (calculated to the nearest 1/100th of a share) of Common Stock. The Security will be converted into shares of Common Stock at the Conversion Price therefor. No payment or adjustment shall be made in respect of dividends on the Common Stock or accrued Original Issue Discount or contingent interest on a converted Security, except as described in Section 11.3 hereof. The Company shall not issue any fraction of a share of Common Stock in connection with any conversion of Securities, but instead shall make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Sale Price of the Common Stock on the last Trading Day prior to the date of conversion. Notwithstanding the foregoing, a Security in respect of which a Holder has delivered a Purchase Notice exercising such Holder's option to require the Company to repurchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the
Section 3.9 hereof.

                  (b) Before any Holder of a Security shall be entitled to convert the same into Common Stock, such Holder shall, in the case of Securities issued in global form, comply with the procedures of the Depositary in effect at that time, and in the case of Certificated Securities, surrender such Securities, duly endorsed to the Company or in blank, at the office of the Conversion Agent, and shall give written notice to the Company at said office or place that such Holder elects to convert the same and shall state in writing therein the principal amount of Securities to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for Common Stock to be issued.

                  Before any such conversion, a Holder also shall pay all funds required, if any, relating to interest on the Securities, as provided in Section 11.3, and all taxes or duties, if any, as provided in Section 10.8.

                  If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted thereby) so surrendered. Subject to the next succeeding sentence, the Company will, as soon as practicable thereafter, issue and deliver at said office or place to such Holder of a Security, or to such Holder's nominee or nominees, certificates for the number of full shares of Common Stock to which such Holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share to which such Holder would otherwise be entitled. The Company shall not be required to deliver certificates for shares of Common Stock while the stock transfer books for such stock or the security register are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books or security register.

                  (c) A Security shall be deemed to have been converted as of the close of business on the date of the notification of the Conversion Agent by the Depositary of the due completion of the procedures of the Depository or the due surrender of such Securities for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the close of business on such date.

                  (d) In case any Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Security so surrendered, without charge to such Holder (subject to the provisions of Section
10.8 hereof), a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Securities.

                  Section 10.3 Adjustment of Conversion Price for Common Stock. The Conversion Price shall be adjusted from time to time as follows:

                  (a) In case the Company shall, at any time or from time to time while any of the Securities are Outstanding, pay a dividend or make a distribution in shares of Common Stock to all holders of its outstanding shares of Common Stock, then the Conversion Price in effect at the opening of business on the date following the record date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction:

                  (1) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the record date fixed for such determination; and

                  (2) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.

                  Such reduction shall become effective immediately after the opening of business on the day following the record date fixed for such determination. If any dividend or distribution of the type described in this
Section 10.3(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (b) In case the Company shall, at any time or from time to time while any of the Securities are Outstanding, subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case the Company shall, at any time or from time to time while any of the Securities are outstanding, combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased.

                  Such reduction or increase, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (c) In case the Company shall, at any time or from time to time while any of the Securities are Outstanding, issue rights or warrants to all holders of its shares of Common Stock entitling them for a period of not more than 45 days after the record date mentioned below to subscribe for or purchase shares of Common Stock at a price per share less than the Sale Price on the Trading Day immediately preceding the date of the announcement of such issuance, then the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after the record date fixed for the determination of stockholders entitled to receive such rights or warrants by a fraction:

                  (1) the numerator of which shall be the number of shares of Common Stock outstanding on the close of business on the record date fixed for the determination of stockholders entitled to receive such rights or warrants, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Sale Price of the Common Stock; and

                  (2) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the record date fixed for the determination of stockholders entitled to receive such rights or warrants, plus the total number of additional shares of Common Stock so offered for subscription or purchase;

provided that no adjustment for a transaction referred to in this Section 10.3(c) shall be made if the Holders of the Securities may participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of shares of the Company's Common Stock may participate in the transaction.

                  Such adjustment shall become effective immediately after the opening of business on the day following the record date fixed for such issuance. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if the date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Sale Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors, whose determination shall be conclusive and binding.

                  (d) In case the Company shall, at any time or from time to time while any of the Securities are Outstanding, by dividend or otherwise, distribute to all holders of its shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation and the Common Stock is not changed or exchanged), shares of its capital stock (other than any dividends or distributions to which Section 10.3(a) applies), evidences of its indebtedness or other assets, including securities, but excluding (i) any rights or warrants referred to in Section 10.3(c), (ii) dividends or distributions of stock, securities or other property or assets (including cash) in connection with a transaction to which Section 10.4 applies, (iii) any reclassification covered by the definition of Common Stock and (iv) dividends and distributions paid exclusively in cash (such capital stock, evidence of its indebtedness, other assets or securities being distributed hereinafter in this
Section 10.3(d) called the "distributed assets"), then, in each such case, subject to other provisions of this Section 10.3(d), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of stockholders entitled to such distribution by a fraction:

                  (1) the numerator of which shall be the Current Market Price of the Common Stock, less the Fair Market Value on such date of the portion of the distributed assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the record date fixed for such distribution) on such date; and

                  (2)      the denominator of which shall be such Current Market
                           Price;

provided that no adjustment for a transaction referred to in this Section 10.3(d) shall be made if all Holders of the Securities may participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of shares of the Company's Common Stock may participate in the transaction.

                  Such reduction shall become effective immediately prior to the opening of business on the day following the record date fixed for such distribution. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 10.3(d) by reference to the actual or when issued trading market for any distributed assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to
Section 10.3(e) to the extent possible.

                  Rights or warrants distributed by the Company to all holders of its shares of Common Stock entitling them to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"), (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of shares of Common Stock, shall be deemed not to have been distributed for purposes of this Section 10.3(d) (and no adjustment to the Conversion Price under this Section 10.3(d) will be required) until the occurrence of the earliest Trigger Event. In the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such redemption or repurchase to give effect to the Trigger Event as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of shares of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of shares of Common Stock as of the date of such redemption or repurchase. In the case of any such rights or warrants that expire or terminate without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

                  For purposes of this Section 10.3(d) and Sections 10.3(a), 10.3(b) and 10.3(c), any dividend or distribution to which this Section 10.3(d) is applicable that also includes (i) shares of Common Stock, (ii) a subdivision or combination of shares of Common Stock to which Section 10.3(b) applies or
(iii) rights or warrants to subscribe for or purchase shares of Common Stock to which Section 10.3(c) applies (or any combination thereof), shall be deemed instead to be:

                  (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants, other than such shares of Common Stock, such subdivision or combination or such rights or warrants to which Sections 10.3(a), 10.3(b) and 10.3(c) apply, respectively (and any Conversion Price reduction required by this Section 10.3(d) with respect to such dividend or distribution shall then be made), immediately followed by

                  (2) a dividend or distribution of such shares of Common Stock, such subdivision or combination or such rights or warrants (and any further Conversion Price reduction required by Sections 10.3(a), 10.3(b) and 10.3(c) with respect to such dividend or distribution shall then be made), except:

                           (A)      the record date of such dividend or
                  distribution shall be substituted as (i) "the record date fixed for the determination of stockholders entitled to receive such dividend or other distribution" and "record date fixed for such determination" within the meaning of Section 10.3(a), (ii) "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" within the meaning of Section 10.3(b), and (ii) as "the date fixed for the determination of stockholders entitled to receive such rights or warrants," "the record date fixed for the determination of the stockholders entitled to receive such rights or warrants" and "record date fixed for such issuance" within the meaning of Section 10.3(c); and

                           (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the record date fixed for such determination" within the meaning of Section 10.3(a) and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

                  (e) In case the Company shall, at any time during any calendar year while any of the Securities are Outstanding, by dividend or otherwise, make a distribution to all holders of its shares of Common Stock payable exclusively in cash in an aggregate amount per share of Common Stock that, when combined with the aggregate amount paid per share of Common Stock in respect of all other distributions to all holders of its shares of Common Stock paid exclusively in cash within that calendar year up to the date fixed for the determination of stockholders entitled to receive such distribution less the amount of all Regular Cash Dividends per share of Common Stock declared within that calendar year up to the record date fixed for such determination, exceeds 15% of the Current Market Price on the date that such dividend or distribution is first publicly announced (such amount per share of Common Stock in excess of such 15%, the "Per Share Distribution Amount"), the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of the stockholders entitled to such distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the Current Market Price on the date fixed for such payment less the Per Share Distribution Amount and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for such payment.

                  No adjustment for a transaction referred to in this Section 10.3(e) shall be made if the cash dividend or distribution is not made or if all Holders of the Securities may participate in the transaction on a basis and notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice which holders of the shares of the Company's Common Stock may participate in the transaction.

                  (f) For purposes of this Article Ten, the following terms shall have the meanings indicated:

                  "Current Market Price" on any date in question means the average of the daily Sale Prices per share of Common Stock for the ten consecutive Trading Days selected by the Board of Directors commencing not more than 20 Trading Days before, and ending not later than, the earlier of the date in question and the day before the "ex" date (as hereinafter defined) with respect to the transaction requiring such adjustment; provided, however, that if:

                  (1) the "ex" date for any other transaction that requires an adjustment to the Conversion Price pursuant to Section 10.3(a), (b),
         (c), (d) or (e) falls after the first of the ten consecutive Trading Days so selected by the Board of Directors, the Sale Price for each such Trading Day falling prior to the "ex" date for such other transaction shall be adjusted by multiplying such Sale Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other transaction;

                  (2) the "ex" date for any other transaction that requires an adjustment to the Conversion Price pursuant to Section 10.3(a), (b),
         (c), (d) or (e) falls on or before the last of the ten consecutive Trading Days so selected by the Board of Directors, the Sale Price for each such Trading Day falling on and after the "ex" date for such other transaction shall be adjusted by dividing such Sale Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other transaction.

                  For purposes of this paragraph, the term "ex" date, when used:

                  (1) with respect to any dividend, distribution or issuance, means the first date on which the shares of Common Stock trade regular way on the relevant exchange or in the relevant market from which the Sale Price was obtained without the right to receive such dividend, distribution or issuance; and

                  (2) with respect to any subdivision or combination of shares of Common Stock, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective.

Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 10.3, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 10.3 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors whose good faith determination shall be conclusive and binding.

                  "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction (as determined by the Board of Directors, whose determination shall be conclusive).

                  (g) The Company shall be entitled to make such additional reductions in the Conversion Price, in addition to those required by Sections 10.3(a), (b), (c), (d) or (e), as shall be necessary, as determined by the Board of Directors, in order that any dividend or distribution of Common Stock, any subdivision or combination of shares of Common Stock or any issuance of rights or warrants referred to above shall not be taxable to the holders of Common Stock for United States Federal income tax purposes.

                  (h) The Company may, from time to time, reduce the Conversion Price by any amount for any period of time, if such period is at least 20 days and the reduction is irrevocable during the period. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the Trustee and each Holder at the address of such Holder as it appears in the register of the Securities maintained by the Registrar, at least five Business Days prior to the date the reduced Conversion Price takes effect, a notice of the reduction stating the reduced Conversion Price and the period during which it will be in effect.

                  (i) In any case in which this Section 10.3 shall require that any adjustment be made effective as of or retroactively immediately following a record date, the Company may elect to defer issuing to the Holder of any Securities converted after such record date the shares of Common Stock issuable upon such conversion over and above the shares of Common Stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (j) All calculations under this Section 10.3 shall be made to the nearest cent or one-hundredth of a share, with one-half cent and
0.005 of a share, respectively, being rounded upward. Notwithstanding any other provision of this Section 10.3, the Company shall not be required to make any adjustment of the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of such price. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such price. Any adjustments under this Section 10.3 shall be made successively whenever an event requiring such an adjustment occurs.

                  (k) In the event that at any time, as a result of an adjustment made pursuant to this Section 10.3, the Holder of any Securities thereafter surrendered for conversion shall become entitled to receive any shares of stock of the Company other than shares of Common Stock into which the Securities originally were convertible, the Conversion Price of such other shares so receivable upon conversion of any such Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subparagraphs (a) through (d) of this Section 10.3.

                  (l)      No adjustment shall be made pursuant to Section 10.3
(g) if the effect thereof would be to reduce the Conversion Price below the par value (if any) of the Common Stock or (ii) if the Holders of the Securities may participate without conversion in the transaction that would otherwise give rise to an adjustment pursuant to this Section 10.3 on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of shares of the Company's Common Stock may participate in the transaction.

                  Section 10.4 Consolidation or Merger of the Company. If any of the following events occur, namely:

                  (1) any reclassification or change of the outstanding Common Stock (other than any reclassification or change covered by the definition of Common Stock or a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

                  (2) any merger, consolidation, statutory share exchange or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) or any combination thereof with respect to or in exchange for such Common Stock; or

                  (3) any sale, lease or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) or any combination thereof with respect to or in exchange for such Common Stock;

the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture, if such supplemental indenture is then required to so comply) providing that such Securities shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) or any combination thereof which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale, lease or conveyance had such Securities been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale, lease or conveyance assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale, lease or conveyance (provided, that if the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale, lease or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purposes of this Section 10.4, the kind and amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale, lease or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Ten.

                  The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the register of the Securities maintained by the Registrar, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

                  The above provisions of this Section 10.4 shall similarly apply to successive reclassifications, changes, mergers, consolidations, statutory share exchanges, combinations, sales, leases and conveyances.

                  If this Section 10.4 applies to any event or occurrence,
Section 10.3 shall not apply.

                  Section 10.5 Notice of Adjustment. Whenever an adjustment in the Conversion Price with respect to the Securities is required:

                  (1) the Company shall forthwith place on file with the Trustee and any Conversion Agent for such securities a certificate of the Treasurer or Assistant Treasurer of the Company, stating the adjusted Conversion Price determined as provided herein and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment; and

                  (2) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, to each Holder in the manner provided in Section 12.2. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

                  Section 10.6 Notice in Certain Events. In case:

                           (1) of a consolidation, merger to which the Company is a party or a sale or conveyance to another Person of all or substantially all of the property and assets of the Company, in each case, for which approval of the stockholders of the Company is required, or

                           (2) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                           (3) of any action triggering an adjustment of the Conversion Price referred to in clauses (x) or (y) below;

then, in each case, the Company shall cause to be filed with the Trustee and the Conversion Agent, and shall cause to be given, to the Holders of the Securities in the manner provided in Section 12.2, at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of any distribution or grant of rights or warrants triggering an adjustment to the Conversion Price pursuant to this Article Ten, or, if a record date is not to be taken, the date as of which the holders of record of Common Stock entitled to such distribution, rights or warrants are to be determined, or (y) the date on which any consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective.

                  Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in clause (1), (2) or (3) of this Section 10.6.

                  Section 10.7 Company To Reserve Stock: Registration; Listing.

                  (a) The Company shall, in accordance with the laws of the State of Delaware, at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Securities, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Securities then Outstanding into shares of Common Stock (assuming that, at the time of the computation, all such Securities would be held by a single Holder); provided, however, that nothing contained herein shall preclude the Company from satisfying its obligations in respect of the conversion of the Securities by delivery of purchased shares of Common Stock which are then held in the treasury of the Company. The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable.

                  (b) The Company covenants that so long as the Common Stock shall be listed on the NYSE, the Company will, if permitted by the rules of such exchange, list and keep listed all Common Stock issuable upon conversion of the Securities, and the Company will endeavor to list the shares of Common Stock required to be delivered upon conversion of the Securities prior to such delivery upon any other national securities exchange upon which the outstanding Common Stock is listed at the time of such delivery.

                  Section 10.8 Taxes on Conversion.

                  The issue of stock certificates on conversion of Securities shall be made without charge to the converting Holder for any documentary, stamp or similar issue or transfer taxes in respect of the issue thereof, and the Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or the portion, if any, of the Securities which are not so converted in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

                  Section 10.9 Company Determination Final.

                  Any determination that the Company or the Board of Directors must make pursuant to this Article Ten shall be conclusive if made in good faith and in accordance with the provisions of this Article, absent manifest error.

                  Section 10.10 Responsibility of Trustee for Conversion Provisions.

                  The Trustee has no duty to determine when an adjustment under this Article Ten should be made, how it should be made or what it should be. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for any failure of the Company to comply with this Article Ten.

                  Section 10.11 Unconditional Right of Holders to Convert.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to convert its Security in accordance with this Article Ten and to bring an action for the enforcement of any such right to convert, and such rights shall not be impaired or affected without the consent of such Holder.

                                 ARTICLE ELEVEN

                               CONTINGENT INTEREST

                  Section 11.1 Contingent Interest. On or after November , 2006, the Company will become obligated to make contingent interest payments to Holders of Securities as provided in Section 11.2, if:

                  (1)      during any six-month period from November   to May
                     and from May   to November    the average Sale Price during
                  the five Trading Days ending on and
                  including the third scheduled Trading Day immediately preceding the first day of the applicable six-month period equals 120% or more of the Relevant Value of the Security on the day immediately preceding the first day of the applicable six-month period; provided, however, that if the Company should declare a dividend for which the record date (the "Common Stock Record Date") falls prior to the first day of a six-month period, but the payment date for such dividend falls within such six-month period, then the five Trading Day period shall be calculated by reference to the five Trading Days ending on and including the third Trading Day immediately preceding such Common Stock Record Date. During any six-month period when contingent interest accrues pursuant to this
                  Section 11.1(1), each contingent interest payment due and payable on each $1,000 Principal Amount of Security shall be calculated for each of the first three months and the second three months of the applicable six-month period, and in each instance shall equal the greater of (i) .00125 multiplied by the sum of the Issue Price and accrued Original Issue Discount for such Security on the last day of the relevant three-month period and (ii) the sum of all Regular Cash Dividends paid by the Company per share on the Common Stock during such three-month period multiplied by the number of shares of Common Stock issuable upon conversion of such Security at the Conversion Price applicable on the record date or dates for such cash dividends.

                  (2)      during any six-month period from November   to May
                     and from May   to November    the Sale Price for any 20 out
                  of the last 30 Trading Days ending on but not including the third Business Day prior to the commencement of such six-month period is less than or equal to 95% of the Conversion Price in effect at the close of business on each of those 20 Trading Days (the "Trading Condition").

                           After contingent interest begins to accrue pursuant
                  to this Section 11.1(2), it will continue to accrue until but excluding the first day of the first subsequent six-month period for which the Trading Condition is not satisfied, at which time it shall cease to be payable unless and until the Trading Condition is satisfied for any subsequent six-month period.

                           During any six-month period when contingent interest
                  accrues pursuant to this Section 11.1(2), each contingent interest payment due and payable on each $1,000 Principal Amount of Security shall be calculated by multiplying (i) the Downside Contingent Interest Rate by (ii) the Issue Price and Original Issue Discount of such Security accrued to the day prior to the commencement of the applicable six-month period.

                           The Company will appoint a contingent interest rate
                  agent (the "Agent"), which may be any Affiliate of the Company. For the determination of the Contingent Interest Rate, the Agent will, at 11:00 a.m. London time, two London Business Days prior to the applicable Spread Determination Date, seek indicative reference spreads from three nationally-recognized investment banks (the "Reference Banks") that would be applicable to the issuance by the Company of a Reference Debt Security, and the "Spread" shall be the average of such three indicative reference spreads provided that if at least three such indicative references spreads cannot reasonably be obtained by the Agent, but two such indicative reference spreads are obtained, then the average of two indicative reference spreads shall be used, and if only one such indicative reference spread can reasonably be obtained by the Agent, this one indicative references spread shall be used.

                           If the Agent is unable to establish the Spread on a
                  Spread Determination Date, the Spread for that period will be the Spread most recently determined (except if there is no Spread most recently determined, in which case the Spread shall be a spread mutually agreed upon by the Agent and the Company reflecting current market conditions), and such Spread shall remain in effect until the Agent shall determine a new Spread. The Spread determined with respect to any Spread Determination Date shall remain in effect from and including such Spread Determination Date to but excluding the next succeeding Spread Determination Date.

                           The determination of any Downside Contingent Interest
                  will be conclusive and binding upon the Holders of the Securities in the absence of manifest error. The Company may remove the Agent and appoint a successor Agent at any time.

                  "Downside Contingent Interest Rate" means an interest rate per annum, equal to the difference between (A) LIBOR plus the Spread minus (B) 1.50%, but in no event less than zero. The Downside Contingent Interest Rate will be calculated by the Agent on the second London Business Day prior to the commencement of any six-month period for which the Trading Condition has been satisfied.

                  "LIBOR" means the offered rate appearing on the Telerate LIBOR Page, as of 11:00 a.m., London time, on the second London Business Day prior to the applicable six-month period for deposits of United States dollars having a six-month maturity date. If such rate does not appear on the Telerate LIBOR Page, then LIBOR will be determined on the basis of the rates, at approximately 11:00 a.m., London time, on the second London Business Day prior to the applicable six-month period and in a Representative Amount offered to prime banks in the London interbank market by four major banks in that market selected by the Agent. The Agent will request the principal London office of each of these banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR will be the arithmetic mean of the rates for loans of United States dollars having a six-month maturity date, and in a Representative Amount, to leading European banks quoted at approximately 11:00 a.m., in The City of New York, on the second London Business Day prior to the applicable six-month period, by three major banks selected by the Agent. If fewer than three banks selected by the Agent are quoting, LIBOR for the six-month period will be LIBOR in effect for the prior six-month period.

                  "Reference Debt Security" means an unsecured, unsubordinated debt obligation of the Company that (i) has a five year maturity, (ii) is not subject to redemption or repayment, or entitled to the benefits of a sinking fund, prior to such maturity, (iii) bears interest at LIBOR, which is reset semi-annually and (iv) has the same covenants and events of default as the Company's Series-F Medium Term Notes being offered on the date of this Indenture.

                  "Regular Cash Dividend" means quarterly or other periodic cash dividends paid on the Common Stock as declared by the Board of Directors in accordance with the Company's cash dividend policy in effect from time to time and shall exclude any cash dividend determined by the Board of Directors to be extraordinary, special or nonrecurring, such determination to be conclusive.

                  "Relevant Value" means the sum of the Issue Price and the accrued Original Issue Discount of one Security having a Principal Amount of $1,000 divided by the number of shares of Common Stock into which such Security is convertible.

                 "Representative Amount" means an amount that, in the Agent's judgment, is representative of a single transaction in the relevant market at the relevant time.

                 "Spread Determination Date" means each of November , 2006, November , 2011, November , 2016, November , 2021 and November , 2026.

                 "Telerate LIBOR Page" means Telerate Page 3750 or any replacement page or pages, on which London interbank rates of major banks for United States dollars are displayed.

                 "Telerate Page" means the display on Bridge Telerate Inc., or any successor service, on the page or pages specified herein, or any replacement page or pages on that service.

                  Any contingent interest payable pursuant to this Section 11.1 shall accrue based on a year of twelve 30-day months.

                  The Original Issue Discount of the Securities will continue to accrue at the yield set forth in paragraph 1 of the Security to Stated Maturity whether or not contingent interest payments are made.

                  Section 11.2 Payment of Contingent Interest; Contingent Interest Rights Preserved. If payable, contingent interest will be paid (x) in the case of contingent interest payable pursuant to Section 11.1(1) on the payment date for the related Regular Cash Dividend or, if the Company does not pay a Regular Cash Dividend during a six-month period, on the last day of such six-month period or (y) in the case of contingent interest payable pursuant to
Section 11.1(2), on the last day of such six-month period (any such date, a "Contingent Interest Payment Date"). Contingent interest payments on any Security that are payable, and are punctually paid or duly provided for, on any Contingent Interest Payment Date shall be paid to the Person who is the Holder of that Security at the close of business on (x) in the case of contingent interest payable pursuant to Section 11.1(1), the relevant Common Stock Record Date or, if the Company does not pay a Regular Cash Dividend during a six-month period, to the Person who is the Holder of that Security on the 15th day (whether or not a Business Day) preceding the last day of such six-month period or (y) in the case of the payment of contingent interest pursuant to Section 11.1(2), the 15th day (whether or not a Business Day) preceding the last day of such six month period (any such date, a "Contingent Interest Record Date"). Each payment of contingent interest on any Security shall be paid by check mailed to the Person entitled thereto at such address as shall appear in the Registrar's books.

                  Section 11.3 Contingent Interest: Conversion, Redemption or
                               Purchase

          (a) Except as provided below, if any Securities are surrendered for conversion on any day other than a Contingent Interest Payment Date, the Holder of such Securities shall not be entitled to receive any contingent interest that has accrued on such Securities since the prior Contingent Interest Payment Date. By delivery to the Holder of the number of shares of Common Stock or other consideration issuable upon conversion in accordance with Article Ten, any accrued and unpaid contingent interest on such Securities will be deemed to have been paid in full.

          If any Securities are surrendered for conversion subsequent to the Contingent Interest Record Date preceding a Contingent Interest Payment Date but on or prior to such Contingent Interest Payment Date, the Holder of such Securities at the close of business on such Contingent Interest Record Date shall (except in the case of a Security redeemed or repurchased prior to the Contingent Interest Payment Date) receive the contingent interest payable on such Securities on such Contingent Interest Payment Date notwithstanding the conversion thereof. Securities surrendered for conversion during the period from the close of business on any Contingent Interest Record Date preceding any Contingent Interest Payment Date to the opening of business on such Contingent Interest Payment Date shall be accompanied by payment by Holders, for the account of the Company, in New York Clearing House same day funds or other funds acceptable to the Company of an amount equal to the contingent interest payable on such Contingent Interest Payment Date on the Securities being surrendered for conversion (unless such Security has been called for redemption on a Redemption Date prior to such Contingent Interest Payment Date). Except as provided in this
Section 11.3, no adjustments in respect of payments of contingent interest on Securities surrendered for conversion or any dividends or distributions or interest on the Common Stock or securities issued upon conversion shall be made upon the conversion of any Securities.

          (b) In the case of a Contingent Interest Record Date occurring before a Redemption Date or Purchase Date but relating to a Contingent Interest Payment Date occurring after the Redemption Date or Purchase Date, no contingent interest shall be paid to the Holders of record on such Contingent Interest Record Date with respect to any Security redeemed on the Redemption Date or repurchased on the Purchase Date.

                  Section 11.4 Defaulted Interest. Any contingent interest on any Security that is payable, but is not punctually paid or duly provided for, within 30 days following any Contingent Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder thereof on the relevant Contingent Interest Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

         (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled as provided in this clause to such Defaulted Interest. Thereupon the Trustee shall fix a special record date (the "Special Record Date") for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears on the list of Securityholders maintained pursuant to Section 2.5, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date thereof having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

         (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Article Eleven, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to contingent interest accrued and unpaid, which were carried by such other Security.

                  Section 11.5 Contingent Interest Notification. Upon determination that Holders of Securities will be entitled to receive contingent interest during a six-month period, on or prior to the start of such six-month period, the Company shall be required to disseminate a press release through Dow Jones & Company, Inc. or Bloomberg Business News containing this information or publish the information on the Company's Website or through such other public medium as the Company may use at that time.

                                 ARTICLE TWELVE

                                  MISCELLANEOUS

                  Section 12.1 Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

                  Section 12.2 Notices. Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by a guaranteed overnight courier service to the following facsimile numbers:

                  if to the Company:

                  American International Group, Inc.
                  70 Pine Street
                  New York, NY 10270
                  Attention:  Secretary

                  if to the Trustee:

                  The Bank of New York
                  101 Barclay Street
                  New York, NY 10286
                  Telephone No. (212) 896-7200
                  Facsimile No. (212) 896-7298
                  Attention:  Corporate Trust Department

                  The Company or the Trustee by notice given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication given to a Securityholder shall be mailed to the Securityholder, by first-class mail, postage prepaid, at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

                  If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

                  Section 12.3 Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

                  Section 12.4 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Section 12.5 Statements Required in Certificate or Opinion. Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                  (1) a statement that each person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

                  (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.

                  Section 12.6 Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 12.7 Legal Holidays. A "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Securities, no interest, if any, shall accrue for the intervening period.

                  Section 12.8 GOVERNING LAW. THIS INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  Section 12.9 No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

                  Section 12.10 Successors. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

                  Section 12.11 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 12.12 Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

                  IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.


                                    AMERICAN INTERNATIONAL GROUP, INC.


                                    By: ______________________________________
                                        Name:
                                        Title:


                                    THE BANK OF NEW YORK
                                    As Trustee

                                    By: ______________________________________
                                        Name:
                                        Title:

                                    EXHIBIT A

                        [FORM OF FACE OF GLOBAL SECURITY]

                  FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THIS DEBENTURE IS ISSUED WITH AN INDETERMINATE AMOUNT OF ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE ISSUE DATE IS NOVEMBER , 2001, AND THE YIELD TO MATURITY FOR PURPOSES OF ACCRUING ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES IS -% PER ANNUM, COMPOUNDED SEMIANNUALLY.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO AMERICAN INTERNATIONAL GROUP, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                  PURSUANT TO THE INDENTURE, AMERICAN INTERNATIONAL GROUP, INC. AGREES, AND BY ACCEPTANCE OF A BENEFICIAL OWNERSHIP INTEREST IN THE SECURITY, EACH BENEFICIAL HOLDER OF THE SECURITIES WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, TO TREAT THE SECURITIES AS INDEBTEDNESS THAT IS SUBJECT TO SECTION 1.1275-4 OF THE UNITED STATES TREASURY REGULATIONS (THE "CONTINGENT DEBT REGULATIONS"). YOU MAY OBTAIN THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE FOR THE SECURITY BY TELEPHONING AMERICAN INTERNATIONAL GROUP, INC. AT (212) 770-7000 OR SUBMITTING A WRITTEN
REQUEST FOR SUCH INFORMATION TO:

AMERICAN INTERNATIONAL GROUP, INC., 70 PINE STREET, NEW YORK, NEW YORK 10270
ATTENTION: VICE PRESIDENT AND DIRECTOR OF TAXES.

                       AMERICAN INTERNATIONAL GROUP, INC.

               Zero Coupon Convertible Senior Debentures Due 2031

No.                                 Principal Amount: $
                                    (at final Stated Maturity)
Issue Date: November  , 2001        CUSIP:
Issue Price:                       Original Issue Discount:  $
(for each $1,000 Principal          (for each $1,000 Principal Amount at
Amount at final Stated Maturity)    final Stated Maturity

                  AMERICAN INTERNATIONAL GROUP, INC., a Delaware corporation, promises to pay to Cede & Co. or registered assigns, the principal amount of [_____________________ dollars ($__________)] on November , 2031. Payment of the Principal Amount, Redemption Price, contingent interest, if any, and, to the extent payable in cash, the Purchase Price on this Security will be made at the office or agency of the Company maintained for that purpose in The Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of contingent interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Registrar's books.

                  This Security shall not bear interest except as specified on the reverse side of this Security. Original Issue Discount will accrue as specified on the reverse side of this Security. This Security is convertible as specified on the reverse side of this Security.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: November  , 2001             AMERICAN INTERNATIONAL GROUP, INC.


                                    By: ______________________________________
                                    Title: ___________________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

THE BANK OF NEW YORK
as Trustee, certifies that this is one
of the Securities referred to in the
within-mentioned Indenture.


By__________________________________
         Authorized Signatory

Dated: November  , 2001

                      [FORM OF REVERSE OF GLOBAL SECURITY]

               Zero Coupon Convertible Senior Debentures Due 2031


                  This Security is one of a duly authorized issue of Zero Coupon Convertible Senior Debentures due 2031 (the "Securities") of American International Group, Inc., a Delaware corporation (including any successor corporation under the Indenture hereinafter referred to, the "Company"), issued under an Indenture, dated as of November , 2001 (the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture referred to above unless otherwise indicated.

1. Interest.

                  This Security shall not bear interest, except as specified in this Section or in Section 5 hereof. If the Principal Amount, Redemption Price, cash portion of any Purchase Price, any amount payable upon acceleration of this Security or any contingent interest portion of such Principal Amount is not paid when due, then in each such case the overdue amount shall, to the extent permitted by law, bear interest at the rate of 1.50% per annum, compounded semi-annually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount has been made or duly provided for. All such interest shall be payable on demand. The accrual of such interest on overdue amounts shall be in addition to, and not in lieu of, the continued accrual of Original Issue Discount.

                  Original Issue Discount, in the period during which a Security remains Outstanding, shall accrue based on a % per annum interest rate compounded semi annually using a 360-day year composed of twelve 30-day months, from the Issue Date of this Security.

2. Method of Payment.

                  Subject to the terms and conditions of the Indenture, the Company will make payments in cash, shares of Common Stock or a combination thereof, as the case may be, in respect of the Principal Amount, Redemption Price, and Purchase Price to Holders who surrender Securities to a Paying Agent to collect such payments in respect of the Securities.

3. Paying Agent, Conversion Agent and Registrar.

                  Initially, The Bank of New York will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent or Registrar without notice, other than notice to the Trustee; provided that the Company will maintain at least one Paying Agent in the City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent or Registrar.

4. Indenture.

                  The Securities are general unsecured obligations of the Company limited to $1,519,734,000 aggregate principal amount (and up to $1,747,694,000 if Morgan Stanley & Co. Incorporated exercises its option to purchase additional Securities in full pursuant to the Underwriting Agreement, dated November 7, 2001, between the Company and Morgan Stanley & Co. Incorporated). The Indenture does not limit other indebtedness of the Company, secured or unsecured and does not contain any covenant or restriction on the business or operation of the Company.

5. Contingent Interest.

                  Contingent interest, if any, will accrue and be payable on such Contingent Interest Payment Date and to Holders of this Debenture as of such Contingent Interest Record Dates as provided in the Indenture. Original Issue Discount will continue to accrue whether or not contingent interest is paid.

6. Redemption at the Option of the Company.

                  No sinking fund is provided for the Securities. The Securities are redeemable for cash at the option of the Company, in whole or in part, at any time or from time to time on, or after November , 2006 upon not less than 15 nor more than 60 days' notice by mail for a redemption price equal to the following:

Redemption Date
---------------

November  :
2006                                        $
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
At final Stated Maturity
(November  , 2031)

plus any accrued Original Issue Discount from the most recent November , and any accrued and unpaid contingent interest, in each case, up to but excluding the Redemption Date (the "Redemption Price"), but contingent interest that is due and payable on or prior to the Redemption Date will be paid to the Holders of such Securities, or one or more Predecessor Securities, as provided in the Indenture.

7. Purchase By the Company at the Option of the Holder.

                  Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, all or any portion of the Securities held by such Holder on November , 2006 November , 2011, November , 2016, November , 2021 and November , 2026, in whole multiples of $1,000 at a Purchase Price equal to the Issue Price of those Securities plus accrued Original issue

Discount and any accrued and unpaid contingent interest on such Security to but excluding the Purchase Date, but contingent interest that is due and payable prior to the Purchase Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, as provided in the Indenture. To exercise such right, a Holder shall deliver to the Company a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 24 Business Days prior to such Purchase Date until the close of business on the fourth Business Day prior to the Purchase Date, and shall deliver the Securities to the Paying Agent as set forth in the Indenture.

                  The Purchase Price may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock, or in any combination thereof, subject to the terms and conditions of the Indenture.

                  Holders have the right to withdraw any Purchase Notice by delivering to the Paying Agent a written notice of withdrawal up to, but not including, the third Business Day prior to the Purchase Date, all as provided in the Indenture.

                  If cash (and/or Common Stock if permitted under the Indenture) sufficient to pay the Purchase Price of all Securities or portions thereof to be purchased as of the Purchase Date is deposited with the Paying Agent, on the Business Day following the Purchase Date, Original Issue Discount and contingent interest, if any, will cease to accrue on such Securities (or portions thereof) immediately after such Purchase Date, and the Holder thereof shall have no other rights as such other than the right to receive the Purchase Price upon surrender of such Security.

8. Notice of Redemption.

                  Notice of redemption pursuant to Section 6 of this Security will be mailed at least 15 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, on and after such Redemption Date Original Issue Discount and contingent interest, if any, will cease to accrue on such Securities or portions thereof, and the Holder hereof shall have no other rights as such other than the right to receive the Redemption Price. Securities in denominations larger than $1,000 of principal amount may be redeemed in part but only in whole multiples of $1,000 of principal amount.

9. Conversion.

                  Subject to the occurrence of certain events and in compliance with the provisions of the Indenture, a Holder is entitled, at such Holder's option, to convert the Holder's Security (or any portion of the principal amount thereof that is $1,000 or a whole multiple of $1,000), into fully paid and nonassessable shares of Common Stock at the Conversion Price in effect at the time of conversion. The Company will notify

Holders of any event triggering the right to convert the Securities as specified above in accordance with the Indenture.

                  A Security in respect of which a Holder has delivered a Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if such Purchase Notice is withdrawn in accordance with the terms of the Indenture.

                  The initial Conversion Price is -, subject to adjustment in certain events described in the Indenture. A Holder which surrenders Securities for conversion will receive cash or a check in lieu of any fractional share of Common Stock.

                  To surrender a Security for conversion, a Holder must (1) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents and (4) pay any transfer or similar tax, if required.

                  No payment or adjustment will be made for dividends on the shares of Common Stock, except as provided in the Indenture.

                  If the Company (i) is a party to a consolidation, merger or binding share exchange (ii) reclassifies the Common Stock or (iii) conveys, transfers or leases its properties and assets substantially as an entirety to any Person, the right to convert a Security into shares of Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or such other Person, in each case in accordance with the Indenture.

10. Denominations; Transfer; Exchange.

                  The Securities are in fully registered form, without coupons, in denominations of $1,000 of principal amount and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

11. Persons Deemed Owners.

                  The registered Holder of this Security may be treated as the owner of this Security for all purposes.

12. Unclaimed Money or Securities.

                  The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors.

13. Amendment; Waiver.

                  Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities (i) to add to the covenants of the Company for the benefit of the Holders of Securities, (ii) to surrender any right or power conferred upon the Company in the Indenture, (iii) to provide for conversion rights of Holders of Securities if any reclassification or change of the Company's Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs, (iv) to provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article Five of the Indenture, (v) to reduce the Conversion Price; provided, however, that such reduction in the Conversion Price shall remain in effect for at least 20 days, (vi) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA, (vii) to secure the Securities, (viii) to cure any ambiguity, or correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under the Indenture which shall not be inconsistent with the provisions of the Indenture; provided, however, that such action pursuant to this clause shall not adversely affect the interests of the Holders of Securities in any material respect, and (ix) to add or modify any other provisions in the Indenture with respect to matters or questions arising hereunder which the Company and the Trustee may deem necessary or desirable and which will not adversely affect the interests of the Holders of Securities in any material respect.

14. Defaults and Remedies.

                  If any Event of Default with respect to Securities shall occur and be continuing, the Issue Price of, and accrued Original Issue Discount and any accrued and unpaid contingent interest on, all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

15. Trustee Dealings with the Company.

                  Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16. Calculations in Respect of Securities.

                  The Company or its agents will be responsible for making all calculations called for under the Securities including, but not limited to, the determination of the market prices for the Securities and of the Common Stock and the amounts of contingent interest payments, if any, on the Securities. Any calculations made in good faith and without manifest error will be final and binding on Holders of the Securities.

17. No Recourse Against Others.

                  A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

18. Authentication.

                  This Security shall not be valid or obligatory for any purpose until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the front of this Security.

19. Abbreviations.

                  Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

20. GOVERNING LAW.

                  THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY.

ASSIGNMENT FORM                             CONVERSION NOTICE
________________________________________________________________________________

To assign this Security, fill in            To convert this Security into
the form below:                             Common Stock of the Company,
                                            check the box [   ]
________________________________________________________________________________

I or we assign and transfer this            To convert only part of this
Security to                                 Security, state the principal
______________________________              amount to be converted (which
______________________________              must be $1,000 or a whole
(Insert assignee's soc. sec. or             multiple of $1,000):
tax ID no.)
______________________________              If you want the stock certificate
______________________________              made out in another person's name
______________________________              fill in the form below:
(Print or type assignee's name,             ______________________________
address and zip code)                       ______________________________
                                       .    (Insert the other person's soc. sec.
and irrevocably appoint                     tax ID no.)

_________________________ agent to          _______________________________
transfer this Security on the books of      _______________________________
the Company.  The agent may substitute      _______________________________
another to act for him.                     _______________________________
                                            _______________________________
                                            (Print or type other person's name,
                                            address and zip code)
________________________________________________________________________________


Date:  __________ Your Signature:  _________________________________

____________________________________________________________________
   (Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed

_____________________________________
Participant in a Recognized Signature
Guarantee Medallion Program

By:__________________________________
          Authorized Signatory

             SCHEDULE OF INCREASES AND DECREASES OF GLOBAL SECURITY

    Initial Principal Amount of Global Security: ____________($___________).

--------------------------------------------------------------------------------
Date         Amount of         Amount of         Principal           Notation by
             Increase in       Decrease in       Amount of           Registrar
             Principal         Principal         Global Security
             Amount of         Amount of         After Increase or
             Global Security   Global Security   Decrease
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    EXHIBIT B

                     [FORM OF FACE OF CERTIFICATED SECURITY]

                  FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THIS DEBENTURE IS ISSUED WITH AN INDETERMINATE AMOUNT OF ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE ISSUE DATE IS NOVEMBER , 2001, AND THE YIELD TO MATURITY FOR PURPOSES OF ACRUING ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES IS - PER ANNUM, COMPOUNDED SEMIANNUALLY.

                       AMERICAN INTERNATIONAL GROUP, INC.

               Zero Coupon Convertible Senior Debentures Due 2031

No.                                 Principal Amount: $
                                    (at final Stated Maturity)

Issue Date: November  , 2001        CUSIP:
Issue Price:                        Original Issue Discount:  $
(for each $1,000 Principal          (for each $1,000 Principal Amount at
Amount at final Stated Maturity)    final Stated Maturity)

                  AMERICAN INTERNATIONAL GROUP, INC., a Delaware corporation,
promises to pay to         or registered assigns, the principal amount of
[_____________________ dollars ($__________)] on November  , 2031. Payment of the Principal Amount, Redemption Price, contingent interest, if any, and, to the extent payable in cash, the Purchase Price on this Security will be made at the office or agency of the Company maintained for that purpose in The Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of contingent interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Registrar's books.

                  This Security shall not bear interest except as specified on the reverse side of this Security. Original Issue Discount will accrue as specified on the reverse side of this Security. This Security is convertible as specified on the reverse side of this Security.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: November  , 2001             AMERICAN INTERNATIONAL GROUP, INC.


                                      By:
                                      Title:

TRUSTEE'S CERTIFICATE OF  AUTHENTICATION

THE BANK OF NEW YORK,
as Trustee, certifies that this
is one of the Securities referred
to in the within-mentioned Indenture.

By  _____________________________
        Authorized Signatory

Dated:  November  , 2001

      [FORM OF REVERSE OF CERTIFICATED SECURITY IS IDENTICAL TO EXHIBIT A]